                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               UNIVAR CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               UNIVAR CORPORATION
- --------------------------------------------------------------------------------
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

                                        N/A
          --------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

                                        N/A
          --------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

                                        N/A
          --------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

                                        N/A
          --------------------------------------------------------------------
     (5)  Total fee paid:

                                        N/A
          --------------------------------------------------------------------

     1 Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

     (1)  Amount Previously Paid:

          --------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                                    [LOGO]

                             6100 CARILLON POINT
                              KIRKLAND WA 98033

                                                                    July 7, 1995

DEAR SHAREHOLDERS:

     You are cordially invited to attend the Annual Meeting of Shareholders of Univar Corporation to be held at the Meydenbauer Center, 11100 N.E. 6th Street, Bellevue, Washington on August 24, 1995 at 10:00 a.m. A map showing the location of the Meydenbauer Center is set forth on the back page of this proxy statement.

     At the Annual Meeting, we will report on the operations of the Corporation and respond to any questions you may have. During the business portion of the meeting, we will ask you to vote on the matters listed below, each of which is described more fully in the formal Notice of Annual Meeting and Proxy Statement which appear on the following pages. In particular,

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE:

     (1) FOR the election of four directors;

     (2) FOR the approval of a proposal to change Univar's state of incorporation from Delaware to Washington by a merger with and into a newly formed, wholly owned Washington subsidiary;

     (3) FOR the approval of an increase in the authorized common shares from 40,000,000 to 100,000,000, and an increase in the authorized preferred shares from 750,000 to 5,000,000; and

     (4) FOR the approval of the 1995 Incentive Stock Plan.

     YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, we urge you to sign, date, and promptly return the enclosed proxy card in the enclosed postage-paid envelope. If you attend the meeting, you will, of course, have the privilege of voting in person.

     We look forward to greeting you personally, and on behalf of the Board of Directors and management of the Corporation, we would like to express our appreciation for your interest in Univar Corporation.

Sincerely,

[SIG]                                             [SIG]
James W. Bernard                                  James H. Wiborg
President and                                     Chairman
Chief Executive Officer

                                     [LOGO]

                              6100 CARILLON POINT
                               KIRKLAND WA 98033

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of Univar Corporation will be held at the Meydenbauer Center, 11100 N.E. 6th Street, Bellevue, Washington on August 24, 1995 at 10:00 a.m. for the following purposes:

     1. To elect four directors;

     2. To approve a proposal to change Univar's state of incorporation from Delaware to Washington by a merger with and into a newly formed, wholly owned Washington subsidiary;

     3. To approve an increase in the authorized common shares from 40,000,000 to 100,000,000, and an increase in the authorized preferred shares from 750,000 to 5,000,000;

     4. To approve the 1995 Incentive Stock Plan; and

     5. To transact such other business as may properly come before the meeting.

     Holders of common stock at the close of business on June 27, 1995 are entitled to notice of, and to vote at, this meeting.

                                          By Order of the Board of Directors

                                          [SIG]

                                          William A. Butler
                                          Corporate Secretary

     Each shareholder is urged to sign and return promptly the accompanying proxy card in the enclosed envelope to which no postage need be affixed if mailed in the United States.

Kirkland, Washington
July 7, 1995

                                     [LOGO]

                              6100 CARILLON POINT
                               KIRKLAND WA 98033

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD AUGUST 24, 1995

     This proxy statement, which was first mailed to shareholders on July 7, 1995, is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Univar Corporation (the "Corporation") to be voted at the Annual Meeting of Shareholders of the Corporation to be held at 10:00 a.m. on August 24, 1995 at the Meydenbauer Center, 11100 N.E. 6th Street, Bellevue, Washington, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. A proxy may be revoked by written notice to the Corporate Secretary of the Corporation at 6100 Carillon Point, Kirkland, Washington 98033, by submission of a proxy with a later date or by a request in person to return the executed proxy. Proxies may be solicited by officers, directors, and regular supervisory and executive employees of the Corporation, none of whom will receive any additional compensation for their services. Also, W.F. Doring & Co. may solicit proxies at an approximate cost of $2,500 plus reasonable expenses. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph, or messenger. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All costs of solicitation of proxies will be borne by the Corporation.

     Shareholders of record at the close of business on June 27, 1995 will be entitled to vote at the meeting on the basis of one vote for each share of
common stock held. On June 27, 1995, there were           shares of common stock
outstanding.

     The holders of a majority of shares entitled to vote represented in person or by proxy at the meeting shall constitute a quorum.

     With respect to the election of each director, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Under the rules of the New York Stock Exchange, Inc., brokers who hold shares in street name for customers have the authority to vote on the election of directors, even when the brokers have not received instructions from the beneficial owners.

     With respect to the approval of the proposal to change the Corporation's state of incorporation from Delaware to Washington and to increase the number of authorized shares of the Corporation, and the approval of the 1995 Incentive Stock Plan, the affirmative vote by the holders of a majority of shares entitled to vote represented in person or by proxy at the meeting will be required. Votes against, votes withheld, and broker non-votes shall have the effect of votes against the approval of those matters.

                       PROPOSAL 1. ELECTION OF DIRECTORS

     Your Corporation has a classified board of twelve directors. Four directors are elected each year for a term of three years. Your Board of Directors has proposed that the four nominees listed below be elected this year for a term to expire in 1998. The Board of Directors recommends a vote FOR their election and, unless you indicate otherwise, your signed proxy will be voted for the election of these nominees.

     The Board of Directors expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Nominating Committee of the Board of Directors of the Corporation.

                            DIRECTORS TO BE ELECTED

     ROGER L. KESSELER, 58, has been a director of the Corporation since 1991. Since 1984, Mr. Kesseler has been the Vice President and Controller of The Dow Chemical Company, which is engaged in the manufacture and sale of chemicals and other products.

     CURTIS P. LINDLEY, 70, has been a director of the Corporation since 1984. Mr. Lindley is the Chair of the Ostrom Company, growers and distributors of mushrooms. He also serves as a director of VWR Corporation, and was Chair of PENWEST, LTD. from 1984 through 1990.

     ANDREW V. SMITH, 70, has been a director of the Corporation since 1982. Mr. Smith is a director of Airborne Express Corporation, Cascade Natural Gas Corporation, PrimeSource Corporation, and also serves on the University of Washington Board of Regents.

     NICOLAAS J. WESTDIJK, 54, has been a director of the Corporation since 1992. Mr. Westdijk has been Chair of the Board of Management of Royal Pakhoed N.V., a company providing chemical storage, transportation, and distribution services, since May 1992. Mr. Westdijk served as a member of the Board of Management of Royal Pakhoed N.V. during 1991 and as Chair of the Board of Management of Furness N.V. from 1986 through 1990. He also serves as a director on the boards of N.V. Nationale Investerings Bank and Wolters Kluwer N.V.

                CONTINUING DIRECTORS -- TERM WILL EXPIRE IN 1996

     RICHARD E. ENGEBRECHT, 68, has been a director of the Corporation since 1984. Mr. Engebrecht has served as Chair of the Board of Directors of PrimeSource Corporation, a distributor of graphic arts and photographic supplies, since September 1994. He was Chair of Momentum Corporation, a predecessor corporation to PrimeSource Corporation, from December 1992 to September 1994, and was President and Chief Executive Officer of Momentum Corporation from March 1990 through December 1992. Mr. Engebrecht served as President and Chief Executive Officer of VWR Corporation from 1986 through 1990. In addition, Mr. Engebrecht serves as a director of PENWEST, LTD. and VWR Corporation.

     SJOERD D. EIKELBOOM, 59, has served as a director of the Corporation since 1993. Since 1976, Mr. Eikelboom has been Senior Vice President -- Corporate Strategy and Economic Affairs of Royal Pakhoed N.V.

     N. STEWART ROGERS, 65, has served the Corporation as a director since 1990. Mr. Rogers was Senior Vice President of the Corporation from 1989 until 1991. He serves as Chair of PENWEST, LTD., a company involved in the development, manufacture and marketing of carbohydrate-based chemicals for the paper, food, and textile industries, and as a director of Fluke Corporation, U.S. Bancorp, and VWR Corporation. Mr. Rogers is the brother of Robert S. Rogers, director, and the brother-in-law of James H. Wiborg, Chairman of the Board.

     ROBERT S. ROGERS, 71, has served as a director of the Corporation since 1970. He has also served as President of Lands-West, Inc., a company involved in land development and sales, since 1978, and is a director of VWR Corporation. Mr. Rogers is the brother of N. Stewart Rogers, director, and the brother-in-law of James H. Wiborg, Chairman of the Board.

                CONTINUING DIRECTORS -- TERM WILL EXPIRE IN 1997

     JAMES W. BERNARD, 58, has served as a director and as President and Chief Executive Officer of the Corporation since 1986. From 1988 to 1992, Mr. Bernard was President of Van Waters & Rogers Inc., the

U.S. operating company of the Corporation. In addition, Mr. Bernard is a director of VWR Corporation and U.S. Bank of Washington.

     JOHN G. SCRIVEN, 52, has been a director of the Corporation since 1994. From January 1995 to present, Mr. Scriven has served as Vice President & General Counsel of The Dow Chemical Company. Prior to that, he was Associate General Counsel of The Dow Chemical Company from 1993 to 1994 and Vice President of Dow Europe S.A., Switzerland, from 1986 to 1993.

     ROY E. WANSIK, 51, has been a director of the Corporation since 1991. Since 1984, Mr. Wansik has been President of Pakhoed Corporation, a chemical storage, distribution, and services company. In addition, Mr. Wansik has served as President of Paktank Corporation, a bulk liquid chemical storage and distribution company, since 1982. Since 1984, Mr. Wansik has also acted as President of EMPAK, Inc., a company engaged in environmental services and chemical cleaning and disposal, and as President of Pakhoed Dry Bulk Terminals, Inc., a chemical dry bulk storage and distribution company.

     JAMES H. WIBORG, 70, has served as Chairman of the Corporation's Board since 1986 and as a director since 1966. In addition, he has acted as Chair and Chief Strategist for VWR Corporation, a distributor of scientific equipment and supplies, since 1986. Mr. Wiborg was Chairman and Chief Strategist of the Corporation from 1986 through 1990. Mr. Wiborg serves as a director of PrimeSource Corporation, PACCAR, Inc., and PENWEST, LTD. Mr. Wiborg is the brother-in-law of N. Stewart Rogers and Robert S. Rogers, directors.

                 SECURITIES OWNERSHIP OF OFFICERS AND DIRECTORS

     The following table sets forth information as of June 21, 1995 regarding the beneficial ownership of the Corporation's common stock by the Corporation's directors including the Corporation's Chief Executive Officer, by the four other highest paid executive officers, and by the directors and executive officers as
a group. As of June 21, 1995, there were           shares of common stock issued
and outstanding. Except to the extent each listed individual's shares are subject to community property laws or as otherwise indicated, beneficial ownership represents sole voting and sole investment power with respect to $.33 1/3 par value common stock, the Corporation's only outstanding class of stock.

                                                                           SHARES
                                                                        BENEFICIALLY     PERCENTAGE
                                                                           OWNED          OF CLASS
                                                                        ------------     ----------
DIRECTORS

NOMINEES FOR ELECTION:
  Roger L. Kesseler...................................................           500        *
  Curtis P. Lindley(1)................................................       214,804        *
  Andrew V. Smith(2)..................................................        20,320        *
  Nicolaas J. Westdijk(3).............................................     6,106,000        %

CONTINUING DIRECTORS -- Term Expires at the Annual Meeting of Shareholders in 1996:

  Richard E. Engebrecht(4)............................................        73,528        *
  Sjoerd D. Eikelboom.................................................             0       N/A
  N. Stewart Rogers(5)................................................       302,219        %
  Robert S. Rogers(6).................................................       240,663        %

CONTINUING DIRECTORS -- Term Expires at the Annual Meeting of Shareholders in 1997:

  James W. Bernard(7).................................................       180,139        *
  John G. Scriven.....................................................             0       N/A
  Roy E. Wansik.......................................................             0       N/A
  James H. Wiborg(8)..................................................       452,914        %

EXECUTIVE OFFICERS NAMED IN THE SUMMARY COMPENSATION TABLE

  James P. Alampi(9)..................................................         7,515        *
  Jeffrey Ellwood.....................................................             0        *
  Paul H. Hough(10)...................................................         6,214        *
  James L. Fletcher(11)...............................................        18,310        *
  All Directors and Executive Officers as a Group (20
     persons)(12)(13).................................................     7,650,206        %

- ---------------

  *  less than 1.00%

 (1) Mr. Lindley disclaims beneficial ownership of 4,336 shares owned by his spouse, but such shares are included in his total above as required by SEC regulations.

 (2) Mr. Smith' s total includes stock options to purchase 3,320 shares which are exercisable within sixty days and were granted under the 1993 Non-Employee Director Stock Option Plan.

 (3) Mr. Westdijk' s total includes 3,333,333 shares held by Pakhoed USA, Inc. and 2,772,667 shares held by Pakhoed Investeringen B.V., wholly owned subsidiaries of Royal Pakhoed N.V., as to which Mr. Westdijk shares voting and investment power as Chair of the Board of Management of Royal Pakhoed N.V. These shares are deemed to be beneficially owned by Mr. Westdijk in accordance with SEC regulations, but he disclaims such beneficial ownership.

 (4) Mr. Engebrecht's total includes stock options to purchase 3,370 shares which are exercisable within sixty days and were granted under the 1993 Non-Employee Director Stock Option Plan.

 (5) Mr. N. Stewart Rogers has voting and investment power as a trustee with respect to 18,816 shares beneficially owned by his grandchildren and his mother. Mr. N. Stewart Rogers disclaims beneficial ownership of these 18,816 shares, but such shares are included in his total above as required by SEC regulations.

 (6) Mr. Robert S. Rogers' total includes stock options to purchase 3,429 shares which are exercisable within sixty days and were granted under the 1993 Non-Employee Director Stock Option Plan. Mr. Robert S. Rogers disclaims beneficial ownership of 30,758 shares owned by his spouse, but such shares are included in his total above as required by SEC regulations.

 (7) Mr. Bernard's total includes stock options to purchase 7,924 shares which are exercisable within sixty days and were granted under the 1986 Long-Term Incentive Stock Plan. Mr. Bernard disclaims beneficial ownership of 81,200 shares owned by his spouse, but such shares are included in his total above as required by SEC regulations.

 (8) Mr. Wiborg shares voting and investment power as a co-trustee for 70,912 of these shares. He disclaims beneficial ownership of these 70,912 shares and of 142,000 shares owned by his spouse, but such shares are included in his total above as required by SEC regulations.

 (9) Mr. Alampi's total includes stock options to purchase 2,008 shares which are exercisable within sixty days and were granted under the 1986 Long-Term Incentive Stock Plan.

(10) Mr. Hough's total includes stock options to purchase 1,228 shares which are exercisable within sixty days and were granted under the 1986 Long-Term Incentive Stock Plan.

(11) Mr. Fletcher's total includes stock options to purchase 1,595 shares which are exercisable within sixty days and were granted under the 1986 Long-Term Incentive Stock Plan.

(12) Includes 3,333,333 shares held by Pakhoed USA, Inc. and 2,772,667 shares held by Pakhoed Investeringen B.V., over which Mr. Westdijk shares voting and investment control.

(13) Includes 29,439 shares for which certain directors and executive officers have stock options exercisable within sixty days.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Corporation's Board of Directors has standing Audit, Compensation, Executive, Finance, Nominating, Public Policy, and Retirement Plan Board Committees. The members of and functions performed by each Committee are as follows:

          Audit Committee -- This Committee is comprised of Messrs. Engebrecht, who is its Chair, Eikelboom, Kesseler, and Smith. This Committee selects or terminates the Corporation's independent public accountants; reviews the scope of the audit to be performed by the independent public accountants; reviews the audit fee of the independent public accountants; approves accounting policies; reviews reports of independent public accountants and internal auditors as to the adequacy of the Corporation's accounting system, controls, and other matters; reviews the scope and specifications of the internal audit program; and reviews areas of possible conflicts of interest and sensitive payments.

          Compensation Committee -- This Committee is comprised of Messrs. Smith, who is its Chair, Engebrecht, Kesseler, Robert S. Rogers, and Westdijk. This Committee establishes compensation of corporate officers; establishes incentive programs and criteria; administers the Corporation's various compensation and benefit plans; reviews annually the operation of all compensation practices and salary administration procedures; consults with the Retirement Plan Board Committee regarding the effects of trends in compensation on pension costs; recommends benefit levels in the Corporation's retirement program; and recommends amounts for directors' fees and retainers.

          Executive Committee -- This Committee is comprised of Messrs. Wiborg, who is its Chair, Bernard, Engebrecht, N. Stewart Rogers, and Westdijk. This Committee exercises all the power of the Board of Directors between meetings of the Board of Directors except that, absent specific authorization, the Executive Committee does not have power to: amend or repeal any section of the Bylaws or the Restated

     Certificate of Incorporation; elect or remove any officer of the Corporation; make recommendations as to the selection of the Chair of the Board, a Vice Chair of the Board, or the President; rescind or modify beyond $1,000,000 any resolution adopted by the Board of Directors; authorize original issue of capital stock; authorize capital investments, acquisitions or dispositions of property in excess of $1,000,000; approve annual capital or operating budgets; declare any dividends; or fix compensation of officers, directors, or employees. The Board of Directors may specifically authorize the Executive Committee to act with respect to any of the foregoing matters.

          Finance Committee -- This Committee is comprised of Messrs. N. Stewart Rogers, who is its Chair, Bernard, Kesseler, Scriven, Westdijk, and Wiborg. The Finance Committee reviews and approves all proposals concerning major financial policies of the Corporation, and makes recommendations with respect to a change in the dividend policy of the Corporation. The Committee also makes recommendations to the Board concerning the advisability of and, in certain instances, approves major corporate transactions, including acquisitions, after reviewing the effect of such a transaction on any financial covenants imposed by the Corporation's lenders. The Committee reviews and approves the banking relationships of the Corporation; terms and conditions of proposed financings and other sources of funds, be they debt or equity; adjustments to the Corporation's capital structure; financial interrelationships between the Corporation and its subsidiaries; debt liquidation policies; international monetary issues, including hedging policies; financial impacts of alternative insurance coverages; and other transactions and financial issues which management desires to have reviewed by the Committee. In addition, the Committee provides input to the Audit Committee with respect to the financial impacts of various accounting policies and treatments.

          Nominating Committee -- This Committee is comprised of Messrs. Engebrecht, who is its Chair, Bernard, and Smith. This Committee receives, reviews and maintains files of individuals qualified to be recommended as nominees for election as directors; reviews as appropriate the capability of each incumbent director to continue to serve as director, recommends a list of individuals to the Board of Directors for nomination for election to the Board of Directors at the annual meeting of shareholders; recommends individuals for election to the Board of Directors as replacement directors may be required; and recommends a director to serve as Chairman of the Board. For information concerning shareholder nominations of directors, see "Future Shareholder Proposals and Nominations -- 1996" below.

          Public Policy Committee -- This Committee is comprised of Messrs. Bernard, who is its Chair, Lindley, Scriven, Wansik, and Wiborg. This Committee approves policies of the operating units and recommends further development or modification of said policies with respect to corporate health, safety, and environmentally related real estate affairs. The Committee audits, or causes to be audited, the activities of the Corporation in these areas to ensure they are carried out in a manner upholding its responsibility to act as a good corporate citizen in controlling risks to the health and safety of its employees, customers, the public, and to the environment.

          Retirement Plan Board Committee -- This Committee is comprised of Messrs. Robert S. Rogers, who is its Chair, Lindley and N. Stewart Rogers. This Committee directs the investment of the funds of the Univar Corporation Retirement Plan; reviews and reports to the Board of Directors with respect to the performance of any third parties responsible for the administration and for the investment of the funds of plans maintained for the benefit of employees of the Corporation and its U.S. subsidiary; reviews and makes recommendations to the Board of Directors with respect to any amendments proposed for such plans; reviews the annual reports made for such plans; and establishes and administers any additional system for periodic reporting as the Committee may deem advisable.

     During the last fiscal year, commencing March 1, 1994 and ending February 28, 1995, the Board of Directors met five times. During that same period, the Audit Committee met twice, the Compensation Committee met four times, the Executive Committee took action twice by written consent, the Finance Committee met four times, the Nominating Committee met once, the Public Policy Committee met four times, and the Retirement Plan Board Committee met four times. All directors, except Mr. Eikelboom and

Mr. Westdijk, attended 75% or more of the aggregate number of Board meetings and meetings of Committees on which they served.

                           COMPENSATION OF DIRECTORS

     No director who is an employee of the Corporation is compensated for service as a member of the Board. The Chair of the Board receives an annual retainer of $30,000. Each other non-employee director receives an annual retainer of $10,000. Non-employee directors receive an additional $2,000 per year for serving on the Executive Committee or as chair of another Board committee.

     Non-employee directors are compensated for each Board meeting attended as follows: $1,500 for each meeting within the Director's state or province of residence; $3,000 for each meeting outside the Director's state or province of residence, but within the continent in which the Director resides; $4,500 for each meeting outside the continent in which the Director resides.

     Each non-employee director is paid $1,000 for each committee meeting attended as a chair and $750 for each committee meeting attended as a committee member. Reasonable travel expenses are reimbursed by the Corporation.

     Non-employee directors are entitled to receive their retainers and/or attendance fees in the form of discounted stock options in lieu of cash pursuant to the 1993 Non-Employee Director Stock Option Plan.

               SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Listed in the following table are the only known beneficial owners as of June 21, 1995 of more than five percent (5%) of the Corporation's outstanding
stock based on           shares outstanding on June 21, 1995. The Corporation
knows of no other person or "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, that is the beneficial owner of more than five percent of the Corporation's common stock.

                                                 AMOUNT AND
                                                  NATURE OF
    NAME AND ADDRESS OF           TITLE OF       BENEFICIAL      PERCENT
      BENEFICIAL OWNER             CLASS          OWNERSHIP      OF CLASS
- ----------------------------    ------------     -----------     --------
The Dow Chemical
  Company(1)................    Common Stock      3,900,000            %
  Willard H. Dow Ctr.
  Midland, MI 48674
Pakhoed USA, Inc.(2)........    Common Stock      3,333,333            %
  2000 W. Loop S.
  Suite 2200
  Houston, TX 77027
Pakhoed Investeringen
  B.V.(2)...................    Common Stock      2,772,667            %
  c/o Royal Pakhoed N.V.
  333 Blaak
  3011 GB Rotterdam
  The Netherlands

- ---------------

(1) The shares are subject to a Standstill Agreement. See "Agreements with The Dow Chemical Company" below.

(2) Pakhoed USA, Inc. and Pakhoed Investeringen B.V. are each a wholly owned subsidiary of Royal Pakhoed N.V. The shares held by each corporation are subject to a Standstill Agreement. See "Agreements with Royal Pakhoed N.V." below.

                    AGREEMENTS WITH THE DOW CHEMICAL COMPANY

     The Corporation has sold to The Dow Chemical Company ("Dow") 3,900,000 shares of the Corporation's common stock. Pursuant to the Amended and Restated Agreement of Purchase and Sale of Stock with

Dow (the "Purchase Agreement"), the Corporation may also sell to Dow, and Dow may purchase from the Corporation, up to an additional 101,874 shares of Series A Preferred Stock (which are convertible on a five for one basis into 509,370 shares of common stock) pursuant to a put option. Terms beginning with an initial capital letter are defined in either the Purchase Agreement or the Dow Standstill Agreement described below, both of which have been filed with the Securities and Exchange Commission.

     The following is a summary of certain provisions of the Purchase Agreement. This summary is not intended to be complete and is qualified in its entirety by the Purchase Agreement.

SALE OF ORIGINAL SHARES AND PUT OPTION FOR ADDITIONAL SHARES

     In 1991, Dow purchased 1,900,000 shares of the Corporation's common stock. In 1994, Dow purchased an additional 2,000,000 shares of the Corporation's common stock.

     Dow and the Corporation have agreed that, at any time within the three-year period ending May 12, 1997, the Corporation can put to Dow, or Dow can call, up to 101,874 shares of Series A Preferred Stock. The price per share will be $93.70.

     Dow has agreed that it will pay to the Corporation $350,000 per year, in arrears, for each of the three years ending May 12, 1995, 1996, and 1997, in the event the Corporation does not elect to put the Series A Preferred Stock to Dow, or in the event Dow does not call said Series A Preferred Stock. If there is a put or call of the Series A Preferred Stock during said three year period, the annual fee shall be prorated accordingly.

     The shares of Series A Preferred Stock (i) do not have any right to vote,
(ii) receive dividends in an amount equal to five times the dividend paid on each share of common stock (if, as, and when paid on the common stock), and
(iii) are convertible at any time by the holder into five shares of common stock. Further, the Series A Preferred Stock can be so converted by the Corporation at any time after three years after issuance and can be redeemed in whole or in part by the Corporation at any time. The Corporation has agreed that it will not convert the Series A Preferred Stock into common stock if, following said conversion, Dow would own in excess of 19.9% of the issued and outstanding common stock of the Corporation.

     The purchase price and number of shares of Series A Preferred Stock are subject to adjustment in the event the Corporation declares a stock split or any extraordinary dividend payable in stock, or approves any capital reorganization or reclassification, consolidation or merger, or sale of all or substantially all of its assets.

DOW STANDSTILL AGREEMENT

     Dow and the Corporation have also entered into a Standstill Agreement (the "Dow Standstill Agreement") which provides that Dow will not acquire beneficial ownership of any Voting Securities of the Corporation without the approval of a majority of the directors who are not affiliated with either Royal Pakhoed N.V. ("Pakhoed") or Dow (the "Unaffiliated Directors") if such acquisition would result in Dow owning more than 21% of the Common Stock Equivalents of the Corporation. Dow may acquire additional Voting Securities above the 21% limit by making a tender offer for shares of Voting Securities which is made to all shareholders, is payable in cash, and is accepted by shareholders owning two-thirds of the outstanding common stock excluding shares held by Dow or Pakhoed and any shares not tendered by the Core Shareholders (as defined in "Agreements with Royal Pakhoed N.V." below). Dow is also permitted to make a tender offer in response to a tender offer by a third party for an equivalent number of shares. In the event of a third party tender offer, Dow's percentage limitation would be increased to 27% and the Corporation would have the right to buy back shares acquired by Dow in excess of 27%.

     The Dow Standstill Agreement also provides that Dow will not (without approval of the Unaffiliated Directors) (i) deposit any Voting Securities in a voting trust or subject them to a voting agreement except a trust or agreement between Dow and its affiliates, (ii) join any group for the purpose of acquiring, holding, or disposing of Voting Securities within the meaning of
Section 13(d) of the Securities Exchange Act of 1934, (iii) induce any other person to initiate a tender offer for any securities of the Corporation, or to effect any change of control of the Corporation or take any action for the purpose of convening a shareholders' meeting, or (iv) acquire more than 1% of any class of securities of any entity that is publicly disclosed to be the beneficial owner of 5% or more of the Voting Securities.

     Under the Dow Standstill Agreement, Dow has the right to have the composition of the Board of Directors reflect the proportional ownership interest of Dow. Accordingly, Mr. Roger L. Kesseler and Mr. John G. Scriven have served on the Board of the Corporation since 1991 and 1994, respectively.

     Pursuant to the Dow Standstill Agreement, Dow has the right to maintain its ownership at its percentage which may vary from time to time, but, as described above, is generally capped at 21%. Dow has the preemptive right to purchase shares from the Corporation whenever the Corporation proposes to sell shares in a public offering or a private placement. The Corporation has established a reserve of 21% of the Corporation's unissued shares to accommodate the possibility that future sales of shares might be made by the Corporation giving rise to Dow's preemptive right. At this time, the Corporation has no plan to sell shares to a third party or in the public market (other than pursuant to employee benefit plans such as those described elsewhere in this Proxy Statement). Further, Dow has the right to participate in certain repurchases of shares by the Corporation and in certain public offers or private placements by the Corporation.

                       AGREEMENTS WITH ROYAL PAKHOED N.V.

     The Corporation has entered into various agreements with Royal Pakhoed N.V. and its wholly owned subsidiaries, Pakhoed USA, Inc. and Pakhoed Investeringen B.V., (collectively, "Pakhoed") including a Standstill Agreement which is substantially the same as the Dow Standstill Agreement. Pakhoed also has entered into Shareholder Agreements (the "Core Shareholder Agreements") with Directors Bernard, Engebrecht, Lindley, N. Stewart Rogers, Robert S. Rogers, and Wiborg (and their respective wives), with M.M. Harris (now Director Emeritus) and his wife, and with Nat S. Rogers (now deceased) and his wife (parents of Robert S. and N. Stewart Rogers and the parents-in-law of James H. Wiborg). These shareholders and their spouses as noted are referred to as the "Core Shareholders."

     Certain terms used in this Proxy Statement with initial capital letters are defined in the agreements mentioned above. Each of those agreements has been filed with the Securities and Exchange Commission.

PAKHOED STANDSTILL AND CORE SHAREHOLDER AGREEMENTS

     The Standstill Agreement provides that Pakhoed will not acquire beneficial ownership of any Voting Securities of the Corporation if such acquisition would result in Pakhoed owning more than 35% of the Common Stock Equivalents of the Corporation. Pakhoed may acquire additional Voting Securities above the 35% limit by making a tender offer for shares of Voting Securities in response to a third-party tender offer for such securities, in which event the percentage limitation will increase to 45% and Pakhoed may retain shares over 45% to the extent the Corporation elects not to repurchase such shares pursuant to its right to do so under the Standstill Agreement. Pakhoed may also acquire shares in excess of the percentage limitation either by receiving approval of five-eighths of the directors of the Corporation who are not affiliated with Pakhoed (the "Unaffiliated Directors"), or by a tender offer (without approval by the Unaffiliated Directors) which is (i) made to all shareholders, (ii) payable in cash, and (iii) accepted by shareholders owning two-thirds of the outstanding common stock excluding shares held by Pakhoed and shares not tendered by the Core Shareholders.

     Subject to the foregoing restrictions, Pakhoed may acquire shares by open market purchase, partial tender offer, or private transaction. In response to an increase in the number of outstanding shares of the Corporation's common stock, Pakhoed may purchase unissued or treasury shares of common stock under certain circumstances.

     The Standstill Agreement also provides that Pakhoed will not (without prior written approval of the Board, including the concurrence of a majority of the Unaffiliated Directors) (i) deposit any Voting Securities into a voting trust or subject them to a voting agreement except a trust or agreement between Pakhoed and its affiliates or as required by Netherlands law, (ii) join any group for the purpose of acquiring, holding, or disposing of Voting Securities within the meaning of Section 13(d) of the Securities Exchange Act of 1934,

(iii) induce any other person to initiate a tender offer for any securities of the Corporation, or to effect any change of control of the Corporation, or take any action for the purpose of convening a shareholders' meeting, or (iv) acquire more than 1% of any class of securities of any entity that is publicly disclosed to be the beneficial owner of 5% or more of the Voting Securities of the Corporation.

     The Standstill Agreement requires the Corporation to provide Pakhoed with representation on the Board proportionate to its stock ownership. Accordingly, during the Corporation's last fiscal year, Messrs. Eikelboom, Wansik, and Westdijk held three of twelve seats on the Board. Directors designated by Pakhoed are entitled to representation on any committee of the Board at Pakhoed's request. Pakhoed is required to vote its shares so as to afford the Corporation's other shareholders with proportionate representation.

     The Core Shareholder Agreements provide that the Core Shareholders will vote their shares in favor of Pakhoed's representatives, as described in the preceding paragraph, in consideration for the right of the Core Shareholders to sell their shares to Pakhoed after a tender offer by Pakhoed made in accordance with and satisfying the requirements of the Standstill Agreement.

UNIVAR EUROPE SHAREHOLDER AGREEMENT

     In connection with the organization of Univar Europe, the Corporation and Pakhoed entered into a Shareholder Agreement (the "Shareholder Agreement") which established certain rules and procedures concerning governance of Univar Europe and the sale to the Corporation of shares in Univar Europe owned by Pakhoed. At the time Univar Europe was organized, the Corporation owned 51% of the shares of Univar Europe and Pakhoed owned the remaining 49%.

     Under the Shareholder Agreement, Pakhoed had a unilateral right to require Univar to acquire Pakhoed's 49% interest in Univar Europe. In September, 1994, Univar purchased Pakhoed's interest for $25,800,000.

                       EXECUTIVE COMPENSATION DISCLOSURES

     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that may incorporate future filings (including this proxy statement, in whole or in part), the following Report of the Compensation Committee on Executive Compensation and the Performance Graph below shall not be incorporated by reference in any such filings.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     COMPENSATION POLICY

     The Compensation Committee of the Board of Directors (the "Committee") is comprised of five outside directors who are not employees of the Corporation. As part of its duties, the Committee administers the Corporation's executive compensation programs and approves all salary and incentive compensation of the corporate officers. The Committee also administers employee benefits such as stock option plans, employee stock purchase plans, and employee savings (401(k)) plans. The Committee annually evaluates the compensation paid to its executive officers in light of the Corporation's performance, including base salary, payments made under the Management Annual Incentive Plan, and options granted under the 1992 Long-Term Incentive Plan.

     In accordance with the Compensation Policy adopted by the Committee, the goals of the Corporation's compensation programs, applicable to all employees, are to:

     1. Attract and retain highly competent employees; and pay them market value for their positions.

     2. Motivate each employee to achieve and maintain a maximum performance level and to reward the employee accordingly. Ensure that our employees in similar positions of scope and responsibility receive similar base pay given comparable levels of experience, responsibility and performance.

     3. Ensure that salary decisions are based on performance. Allow for special increases for employees whose learning curve and contribution enhances their market value faster than their peers for their performance, placing them outside of expected norms (merit).

     The Committee believes that base salary and the Management Annual Incentive Plan are important elements of the Corporation's cash compensation program. The Committee further believes that the focus of the Corporation's compensation strategy must be on producing long-term results which, in turn, will create a competitive advantage for the Corporation. The long-term compensation strategy, which includes the 1992 Long-Term Incentive Plan described below, serves to promote value growth and to align the interests of the Chief Executive Officer ("CEO") and the other executive officers with those of the shareholders.

     The Corporation's overall compensation philosophy helps to ensure the proper balance of short-term and long-term results. As performance goals are met or exceeded, total shareholder value is increased and the Corporation's executives are rewarded accordingly.

     The 1993 Omnibus Budget Reconciliation Act provides for a denial of a tax deduction to the Corporation for compensation paid to any officer listed in the Summary Compensation Table in excess of $1 million in any one year. There are exceptions to this provision for certain types of performance-based plans. The Committee expects to be able to structure and administer the Corporation's compensation plans so as to avoid the loss of deductions.

     BASE SALARY

     Executive base salaries are structured to compensate executives in proportion to the value of their services and, within the means of the Corporation, to compare favorably with competitive employers. Base salaries are reviewed annually by the Committee based on each individual's performance and the external market. The Committee uses outside consultants and published compensation survey data to review competitive rates of pay, to establish salary ranges, and to set target base salary and management incentive levels. The amount of the base salary is determined by the grade level assigned to the executive and then adjusted up or down by various factors including job responsibilities and the individual's experience and managerial performance.

     THE MANAGEMENT ANNUAL INCENTIVE PLAN

     The Management Annual Incentive Plan (the "Incentive Plan") provides an opportunity for key management personnel to earn an annual cash incentive for their efforts to increase the long-term value growth of the Corporation. Currently, there are approximately 195 participants in the Incentive Plan.

     In lieu of annual cash incentives under the Incentive Plan for the fiscal year ended February 28, 1995, the named executive officers, along with 15 other officers of the Corporation and its subsidiaries, were granted restricted stock awards, the vesting of which was principally tied to the operating performance of the Corporation's U.S. subsidiary during a period after the end of the fiscal year. The restricted stock awards replaced 100% of the cash incentives for the U.S. employees who received them, and they replaced 25% of the cash incentives for Messrs. Ellwood and Hough. For the last fiscal year, no annual incentive was paid to those individuals located in the U.S. and annual cash incentives paid to Messrs. Ellwood and Hough were based on the performance of their respective local operating companies. For further information on these restricted stock awards, see footnote (2) to the Summary Compensation Table below.

     Aside from the last fiscal year, the Incentive Plan has historically provided that an annual incentive will be based on a ratio of Profit attained to Capital employed ("P/C"). In accordance with the terms of the Incentive Plan, target P/C ratios are set for each subsidiary and for the executive office. The mix of base salary to annual incentive is related to the executive's grade level. Executives at higher grade levels have a greater percentage of their total cash compensation dependent upon the accomplishment of the Corporation's overall business objectives, i.e., the higher the executive grade level, the greater the proportion of annual compensation that is at risk. At the end of each fiscal year, the President/CEO and the subsidiary presidents evaluate the performance of participants against the approved Incentive Plan targets. A multiplier, or

"performance factor," is determined for each participant based on individual performance. The multiplier may increase or decrease the normal, or "target," incentive award for participants; however, the maximum multiplier is one and a half times (1.5x) the target incentive award. The target award is established by applying a fixed percentage to the midpoint of the participant's salary range. During the last fiscal year and pursuant to the recommendations of the survey described above, this percentage was reduced by amounts varying from 5% to 15% for the named executive officers and half of that reduction was applied to their base salaries on March 1, 1994.

     The Committee sets the performance factor for the CEO, and reviews and approves the CEO's recommendations for the performance factors of the other corporate and subsidiary officers.

     1992 LONG-TERM INCENTIVE PLAN

     The purpose of the 1992 Long-Term Incentive Plan (the "1992 Plan") is to reward key employees of the Corporation for the sustained creation of value for the Corporation's shareholders. The 1992 Plan provides a means whereby participants are given an opportunity to share financially in this value through options. For executive officers and certain other participants, a deferred cash incentive may also be granted.

     Participation in the 1992 Plan is limited to key employees of the Corporation who, in the opinion of the Committee, have the opportunity to materially influence the Corporation's long-range performance. To date, approximately 45 employees have been selected to participate. Options under this Plan have been granted on the first day of the Corporation's fiscal year in each of 1992, 1993, 1994 and 1995; an average of 242,214 options have been granted each year. Employees are recommended for participation by the President/CEO of the Corporation and designated as participants by the Committee. In determining who will participate in the 1992 Plan, the Committee takes into consideration an employee's salary grade, scope of responsibilities, and potential contributions to the success of the Corporation. A participant in the 1992 Plan during a particular year is not eligible in that year to receive stock option grants under the Corporation's other incentive stock option plans.

     The 1992 Plan provides the opportunity for each participant to receive an annual grant of options, and to have the vesting of granted options accelerated based on the total shareholder return (stock price appreciation including reinvested dividends) of the Corporation over a rolling three-year performance cycle relative to the total shareholder return of each member of a group of peer companies over the same period. The peer companies are selected by the Committee. In the absence of accelerated vesting, each option vests on the tenth anniversary of the date of grant. Acceleration of a participant's right to exercise options granted under the 1992 Plan is dependent on the Corporation's percentile ranking as compared with each member of the peer group. Based on the Corporation's percentile ranking, all or part of each option grant may become available for exercise prior to its expiration date. The percentage of a grant which vests ranges from zero (if relative performance is below the 40th percentile) up to 100% (if relative performance is at the 80th percentile or above). The Committee believes that stock option grants under the 1992 Plan are an effective way for the Corporation to align the interests of the Corporation's executive officers and other key employees with its shareholders.

  COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     During this past year, the Committee implemented step two of a two step recommendation to move the CEO's base salary towards a more competitive position. This two step program was initiated in 1993. The Committee approved a 5.1% increase in the CEO's base salary, effective February 1994. The CEO's annual incentive target percentage was reduced by 7.5%, which amounted to a decrease of $33,610 in the target amount. That amount was moved into his base salary effective March 1, 1994. Other than that adjustment, no salary increase was paid to the CEO during the last fiscal year. These actions were based on an analysis and recommendation provided by an independent compensation consulting firm following the firm's review of competitive cash compensation (base salary, cash incentive, and long-term incentive) for the top paid executives in companies comprising the peer group used for comparison purposes under the 1992 Plan. It is the Committee's intent to establish the CEO's compensation at or near the median level of the compensation of those chief executive officers in the peer group.

     As noted above, no annual incentive was paid to the CEO for the past fiscal year.

     As an incentive for future performance and consistent with the long-term incentives awarded by peer companies, the Committee granted the CEO non-qualified stock options (with a related deferred cash incentive) to purchase 21,636 shares under the 1992 Plan. These grants provide an incentive for the CEO to continue to build shareholder value.

                                          The Compensation Committee
                                          Andrew V. Smith, Chair
                                          Richard E. Engebrecht
                                          Roger L. Kesseler
                                          Robert S. Rogers
                                          Nicolaas J. Westdijk

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Robert S. Rogers, a past officer of the Corporation for a term ending in 1969, was a member of the Corporation's Compensation Committee for the fiscal year ended February 28, 1995. Mr. Engebrecht, who served on the Compensation Committee during the last fiscal year, was an officer of the Corporation from 1969 to 1985.

SUMMARY COMPENSATION TABLE

     The following table summarizes, for the three fiscal years ending February 28, 1995, the annual and long-term compensation paid to the Chief Executive Officer and to the other four highest paid executive officers at the end of the last fiscal year.

                                                                       LONG-TERM COMPENSATION AWARDS
                                                                --------------------------------------------
                                                                                                    ALL
                                ANNUAL COMPENSATION              RESTRICTED      SECURITIES        OTHER
       NAME AND          ----------------------------------        STOCK         UNDERLYING       COMPEN-
       POSITION          YEAR     SALARY($)     BONUS($)(1)     AWARDS($)(2)     OPTIONS(#)     SATION($)(3)
- -----------------------  ----     ---------     -----------     ------------     ----------     ------------
James W. Bernard         1995     $ 482,308            -0-        $419,087         21,636         $ 12,174
  President and CEO      1994       421,769        249,852             -0-         19,302           11,187
                         1993       375,000        282,487             -0-         15,790            7,180

James P. Alampi          1995       279,734            -0-         247,993         14,225            5,868
  Vice President         1994       244,541        132,605             -0-         11,899            5,422
                         1993       198,174        133,285             -0-          7,900            2,665

Jeffrey Ellwood(4)       1995       200,141         61,299          29,492            -0-              -0-
  Vice President         1994       140,634         41,319             -0-            -0-              -0-
                         1993       159,098         13,234             -0-            -0-              -0-

Paul H. Hough            1995       134,962         94,768          22,384          6,607              543
  Vice President         1994       117,749        100,514             -0-          6,778              634
                         1993       118,451        107,060             -0-          5,547              460

James L. Fletcher        1995       196,810            -0-         126,010          6,607            8,430
  Vice President         1994       180,200         72,849             -0-         16,778            8,048
                         1993       161,308         87,657             -0-          5,547            5,642

- ---------------

(1) Amounts included are paid under the Management Annual Incentive Plan (the "Incentive Plan") administered by the Compensation Committee. The Incentive Plan provides that the Compensation Committee may authorize annual cash or deferred awards to full-time, salaried management employees of the Corporation or its subsidiaries. Participation in the Incentive Plan is subject to approval by the

    President of the Corporation and the Compensation Committee. The key provisions of the Incentive Plan are described above in the Report of the Compensation Committee on Executive Compensation.

(2) At fiscal year end, the Chief Executive Officer and the other named executive officers held the following restricted shares. On grants of restricted shares made prior to the last fiscal year, regular quarterly dividends are paid.

    Regular quarterly dividends on the restricted shares awarded during the past fiscal year have been retained by the Corporation. Vesting of the restricted stock awards made in the last fiscal year and payment of the related dividends were subject to performance criteria that were measured and confirmed after fiscal year end. These criteria were not met and therefore the shares represented by these awards and the related dividends have been returned to the Corporation. Because these shares have been forfeited, they are not included in the table "Securities Ownership of Officers and Directors," above.

                                          NUMBER OF                             NUMBER OF
                                      RESTRICTED SHARES                     RESTRICTED SHARES
                                       GRANTED DURING        VALUE AT       GRANTED PRIOR TO       VALUE AT
                  NAME                FYE FEB. 28, 1995    FEB. 28, 1995    FYE FEB. 28, 1995    FEB. 28, 1995
    --------------------------------  -----------------    -------------    -----------------    -------------
    James W. Bernard................        33,195            $419,087              -0-                 -0-
    James P. Alampi.................        19,643             247,993            3,348             $42,269
    Jeffrey Ellwood.................         2,336              29,492              -0-                 -0-
    Paul H. Hough...................         1,773              22,384              872              11,009
    James L. Fletcher...............         9,981             126,010            5,994              75,674

(3) The amounts disclosed above are comprised of the following payments and contributions by the Corporation:

                                                                 UNIVAR
                                                               CORPORATION
                                                UNI$AVER          STOCK           GROUP TERM
                        NAME                     401(K)       PURCHASE PLAN     LIFE INSURANCE
        -------------------------------------  ----------     -------------     --------------
        James W. Bernard
          1995...............................    $4,875              -0-            $7,299
          1994...............................     4,743              -0-             6,444
          1993...............................     3,780              -0-             3,400
        James P. Alampi
          1995...............................     4,711          $   440               717
          1994...............................     4,657              240               526
          1993...............................     2,026              360               279
        Jeffrey Ellwood
          1995...............................       -0-              -0-             1,524
          1994...............................       -0-              -0-             1,612
          1993...............................       -0-              -0-             1,807
        Paul H. Hough
          1995...............................       -0-              348               195
          1994...............................       -0-              369               265
          1993...............................       -0-              196               264
        James L. Fletcher
          1995...............................     2,925            2,400             3,105
          1994...............................     2,042            2,400             3,606
          1993...............................     1,783            2,400             1,459

(4) Mr. Ellwood serves on the Managing Board of Univar Europe N.V., a subsidiary of the Corporation. Because Univar Europe's fiscal year ran from January 1, 1994 through December 31, 1994, Mr. Ellwood's compensation reflects payments during calendar year 1994 and not the Corporation's fiscal year.

OPTION GRANTS IN LAST FISCAL YEAR

     Set forth below is a summary of the individual grants of stock options awarded to the named executive officers during the fiscal year ended February 28, 1995. In addition, in accordance with SEC rules, shown below are the hypothetical gains or "option spread" that would exist for the respective options. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

                               INDIVIDUAL GRANTS

                                                                                            POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED
                           NUMBER OF         % OF                                             ANNUAL RATES OF
                           SECURITIES       TOTAL                                               STOCK PRICE
                           UNDERLYING      OPTIONS                                            APPRECIATION FOR
                            OPTIONS       GRANTED TO                                           OPTION TERM(2)
                            GRANTED       EMPLOYEES      EXERCISE PRICE                     --------------------
          NAME               (#)(1)     IN FISCAL YEAR     ($/SHARE)      EXPIRATION DATE      5%         10%
- -------------------------  ----------   --------------   --------------   ---------------   --------    --------
James W. Bernard.........    21,636          6.31%          $  11.25        June 1, 2004    $157,942    $403,149
James P. Alampi..........    14,225          4.52              11.25        June 1, 2004     103,842     265,058
Jeffrey Ellwood..........       -0-           N/A                N/A                 N/A         N/A         N/A
Paul H. Hough............     6,607          2.58              11.25        June 1, 2004      48,231     123,110
James L. Fletcher........     6,607          2.58              11.25        June 1, 2004      48,231     123,110

- ---------------

(1) Each of the options reflected in this table was granted to the named executive officers pursuant to the 1992 Long-Term Incentive Plan (the "1992 Plan") of the Corporation which was approved by the shareholders in August 1992. Each grant was made at the fair market value of the Corporation's common stock on the date of grant. The number of shares granted is dependent on the recipient's salary grade and is determined in accordance with a formula approved by the Compensation Committee. Each option has a term of ten years and three months. Each option will vest and become exercisable not later than the tenth anniversary of the date of grant. The option may vest earlier than the tenth anniversary (but not before the third anniversary of the date of grant) depending on how the "total shareholder return" achieved by the Corporation ranks in comparison to the "total shareholder return" of ten peer group companies selected by the Committee. Upon the vesting of the options before the tenth anniversary, a deferred cash incentive is paid to the named executive officer in an amount sufficient to exercise the option, plus an increment to partially cover the amount of federal and state taxes the executive officer would be obliged to pay with respect to the receipt of the deferred cash. This Plan provides that the recipient may elect, upon vesting, to have shares withheld to satisfy any federal, state, or local taxes.

(2) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of the Corporation's common stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     Set forth below is a summary of individual exercises of stock options by the named executive officers during the last fiscal year, including the aggregate value realized upon the date of exercise. This table includes the number of shares covered by both exercisable and non-exercisable stock options as of February 28, 1995. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the fiscal year end stock price.

                                SHARES                   NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                               ACQUIRED      VALUE          OPTIONS HELD AT               IN-THE-MONEY OPTIONS
                              ON EXERCISE   REALIZED       FISCAL YEAR END(#)          HELD AT FISCAL YEAR END($)
            NAME                  (#)         ($)      EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
- ----------------------------  -----------   --------   --------------------------      --------------------------
James W. Bernard............       -0-          N/A           7,122/58,332                   $21,845/$70,639
James P. Alampi.............       -0-          N/A           1,338/36,034                         0/ 43,357
Jeffrey Ellwood.............       -0-          N/A                    0/0                    N/A/N/A
Paul H. Hough...............     1,086       $8,790           1,053/19,456                     2,817/ 23,387
James L. Fletcher...........       -0-          N/A           1,196/19,730                     1,704/ 23,778

UNIVAR CORPORATION RETIREMENT PLAN AND SUPPLEMENTAL BENEFITS PLAN

     The table below shows the estimated annual benefits payable on retirement under the Univar Corporation Retirement Plan ("Retirement Plan") to persons in specified remuneration and years-of-service classifications. The retirement benefits shown do not include deductions for FICA, federal income tax, state or city taxes and are not offset by Social Security payments. These benefits are based upon retirement at age 65 during 1994 and the payment of a single-life annuity to the employee. All regular, full-time and part-time U.S. employees not members of a collective bargaining unit (except for bargaining units participating in all of Univar's benefits) are eligible to participate in the Retirement Plan. As of February 28, 1995, approximately 1,851 employees were eligible to participate in the Retirement Plan.

          HIGHEST AVERAGE
          ANNUAL EARNINGS
             DURING ANY
            CONSECUTIVE                                     YEARS OF SERVICE
            SIXTY MONTHS              ------------------------------------------------------------
           OF EMPLOYMENT                 15           20           25           30           35
- ------------------------------------  --------     --------     --------     --------     --------
$100,000............................  $ 23,970     $ 31,960     $ 39,950     $ 43,700     $ 47,450
 200,000............................    49,470       65,960       82,450       89,950       97,450
 300,000............................    74,970       99,960      124,950      136,200      147,450
 400,000............................   100,470      133,960      167,450      182,450      197,450
 500,000............................   125,970      167,960      209,950      228,700      247,450
 600,000............................   151,470      201,960      252,450      274,950      297,450
 700,000............................   176,970      235,960      294,950      321,200      347,450

     With certain exceptions, Section 415 of the Internal Revenue Code currently limits pensions which may be paid under plans qualified under the Internal Revenue Code to an annual benefit of $120,000 (indexed annually). Section 401(a)(17) of the Internal Revenue Code limits the amount of annual compensation which may be considered in determining qualified plan pensions to $150,000. The Board of Directors, upon the recommendation of the Compensation Committee, has established a Supplemental Benefits Plan for certain designated highly compensated employees to whom these limits apply, or will apply in the future, so that these employees will obtain the benefit that would have applied in the absence of these limits. Only ten retired employees of the Corporation have received payments under the Supplemental Benefits Plan during the past five fiscal years. Such payments have aggregated $341,366 for one participant (the only executive officer within the group) and $305,390 for the other nine retirees for the five-year period ended February 28, 1995.

     The Compensation and Retirement Plan Board Committees have approved the adoption of a Trigger Rabbi Trust for the benefit of employees of Univar Corporation and Van Waters & Rogers Inc. who have been designated as participants in the Supplemental Benefits Plan. In the event of a change of control of the

Corporation, the Trigger Rabbi Trust would require immediate and full funding by Univar Corporation of the benefits to be paid under the Supplemental Benefits Plan. Similarly, the Corporation has guaranteed the payments that would be payable to participants in the Supplemental Benefits Plan of Van Waters & Rogers Ltd. in the event of a change of control.

     Compensation of executive officers covered by the Retirement Plan would include salaries and incentives as reported in the Summary Compensation Table. Of the persons named in the Summary Compensation Table, Mr. Bernard has 34 years of service with the Corporation. With respect to the others named in that table, Mr. Alampi, who is 48 years old, has 16 years of service and Mr. Fletcher, who is 51, has 6 years of service.

     As an employee of the Univar Europe N.V. group, the Corporation's European subsidiary, Mr. Ellwood, who is named in the Summary Compensation Table, would receive retirement benefits under an employer provided pension plan. Mr. Ellwood is 49 years old and has 20 years of service. Under this pension plan, normal retirement is reached at age 60, and the pension for Mr. Ellwood equals two-thirds of his final salary, exclusive of any bonus payments.

     Mr. Hough, also named in the table, is 56 years old and has 33 years of service. As an employee of Van Waters & Rogers Ltd., the Corporation's Canadian subsidiary, Mr. Hough participates in Van Waters & Rogers Ltd.'s Retirement Plan. Upon retirement under that plan, Mr. Hough would receive similar retirement benefits as those shown above under the U.S. Retirement Plan.

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's common stock against the total shareholder return of the Standard & Poor's 500 Stock Index and against the Standard & Poor's Chemicals Index. The graph sets forth data for the five-year period commencing February 28, 1990 and ending February 28, 1995.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
         AMONG UNIVAR CORPORATION, S&P 500 INDEX, & S&P CHEMICALS INDEX

                                    [GRAPH]

   MEASUREMENT PERIOD         UNIVAR COR-                    S&P CHEMI-
 (FISCAL YEAR COVERED)         PORATION        S&P 500          CALS
1990                             100             100             100
1991                             117             115             100
1992                             101             133             122
1993                              93             147             127
1994                             101             159             156
1995                             117             171             173

     This comparison assumes that $100 was invested on February 28, 1990 in each of Univar Corporation, the S&P 500 Index, and the S&P Chemicals Index.

     The Corporation is engaged in chemical distribution services and is the only U.S. publicly held chemical distributor of its size. The Corporation believes that there is no truly comparable index against which performance of its stock can be accurately compared.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     CHANGE OF CONTROL AGREEMENTS

     The Board of Directors has unanimously approved change of control agreements (the "Agreements") between the Corporation and certain of the named executive officers of the Corporation. At February 28, 1995, the Corporation had Agreements in place with each of the named executive officers (the "Executives"). Each Agreement provides that the Executive will receive compensation for 30 months if his employment is terminated (voluntarily or involuntarily) for any reason other than gross misconduct, death, permanent and total disability, or reaching age 65 (or age 60 in Mr. Ellwood's case), provided such termination occurs within 24 months after certain defined events which might lead to a change of control of the Corporation. The compensation will be paid at a rate equal to the Executive's then current salary and target incentive. The compensation is subject to a minimum annual rate of not less than the Executive's average compensation for the preceding three calendar years, and is subject to reduction if the aggregate present value of all payments would exceed three times the Executive's "annualized includible compensation," as defined in
Section 280G of the Internal Revenue Code, for the Executive's most recent five taxable years. The Executive will also continue to have "employee" status for the 30-month period and will be entitled to retain most employee benefits and rights during this period.

     The estimated aggregate amounts presently payable to the following executive officers in the event of a change of control would be (assuming each executive officer receives payments for the maximum 30-month period): Mr. Bernard $1,765,933; Mr. Alampi $1,067,623; Mr. Ellwood $473,534; Mr. Hough
$460,003; and Mr. Fletcher $660,440. The foregoing does not include the value of any employee benefits which might be payable to the officer during the 30-month period. These benefits would include participation in the Corporation's health and welfare plans, disability insurance policies, continued vesting of stock options and any outstanding restricted stock awards, and continuation of years of service for pension and other retirement plan benefit compensation purposes. The value of these benefits cannot be computed.

     The Corporation may cease payments in the event the Executive breaches certain non-competition or confidentiality covenants. The Corporation also has the right to terminate the Agreements upon a one-year notice, except as to rights already accrued as a result of an event which has triggered the change of control provisions of the Agreements. The Board of Directors believes that the terms and conditions of the Agreements are in the best interest of the Corporation because the Agreements will enable the Executives to continue to focus on activities providing for the maximum long-term value to the Corporation's shareholders, even when faced with the possible change of control of the Corporation.

                               PROPOSALS 2 AND 3.
          REINCORPORATION IN WASHINGTON AND INCREASE IN CAPITAL SHARES

     For the reasons set forth below, the Board of Directors believes that the best interests of the Corporation and its shareholders will be served by changing the Corporation's state of incorporation from Delaware to Washington (the "Reincorporation"). The Board of Directors has approved the Reincorporation, which would be accomplished by merging the Corporation with and into its newly formed Washington subsidiary, New Univar Corporation ("New Univar"). Upon effectiveness of the merger, New Univar's name will be changed to Univar Corporation, the name under which the Corporation has operated since 1974. At the Annual Meeting, the shareholders will be asked to approve the Reincorporation and increases in the number of authorized shares of the Corporation.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     The Corporation was originally incorporated as a Delaware corporation in 1966. Delaware was selected because it provided a comprehensive body of both statutory and case law appropriate for a public corporation. Among the significant provisions are the state's corporate laws relating to limitations on director liabilities and indemnification of directors and officers. These issues have consistently been viewed by the Board of Directors and management as extremely important to recruiting and retaining directors and officers of the highest caliber who are essential to the continuing successful operation of the Corporation. Although the Corporation has not incurred any recent problem in recruiting or retaining directors and officers, the cost and availability of adequate director and officer insurance and the uncertainties relating to indemnification have been reviewed on a regular basis.

     As corporations in Washington and other states made similar decisions to incorporate in Delaware, the legislatures of other states, including Washington, updated their corporation laws. Specifically, the Washington Legislature amended its corporate law in 1987 to provide limitations on director liability and to revise statutes relating to indemnification of directors and officers. Furthermore, in 1989, the Washington Legislature adopted a comprehensive revision of the Washington Business Corporation Act ("WBCA") which became effective in 1990. In the Corporation's opinion, Washington law is now clearer and better addresses the

Corporation's concerns in these areas than does Delaware law. Also annual franchise fees in Washington will be only $59 compared to approximately $120,000 a year in Delaware.

     Under Delaware law, the ability of a corporation to indemnify directors and officers in certain actions brought on behalf of the corporation remains unclear, even though director and officer insurance purchased with corporate funds may be used for such indemnification. By contrast, Washington law permits such indemnification subject to specific limitations. See "Certain Differences in Corporate Laws -- Indemnification of Directors and Officers" below. Furthermore, during the last five years, the cost of insurance for directors and officers has increased and exclusions have broadened. Although the Corporation currently maintains director and officer liability insurance, in the future such insurance may be impossible to obtain on a cost-effective basis.

PLAN OF MERGER

     The Corporation will be merged with and into New Univar pursuant to the terms of the proposed Plan and Agreement of Merger (the "Merger Agreement," a copy of which is attached as Appendix A to this Proxy Statement). Upon the completion of the merger, the owner of each outstanding common share of the Corporation will automatically own one New Univar common share. Each outstanding certificate representing a Corporation common share or shares will continue to represent the same number of shares in New Univar (i.e., a certificate representing one Corporation common share will then represent one New Univar common share). THUS, IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE CORPORATION TO EXCHANGE THEIR EXISTING SHARES CERTIFICATES. The common shares of the Corporation will continue to be traded on the New York Stock Exchange under the same symbol subsequent to the merger.

     New Univar's Articles of Incorporation and Bylaws will be the Articles of Incorporation and Bylaws of the surviving corporation, except that, upon the effectiveness of the merger, New Univar's name will be changed to Univar Corporation. The Articles of Incorporation of New Univar Corporation are attached hereto as Appendix B. The discussion contained in this Proxy Statement is qualified in its entirety by reference to Appendixes A and B.

EFFECT OF REINCORPORATION AND MERGER

     The Reincorporation and the merger will effect a change in the legal domicile of the Corporation and other changes of a legal nature, the most significant of which are described in this Proxy Statement. However, the Reincorporation and merger will not result in any change in the name, business, management, location of the Corporation's principal executive offices, assets, liabilities, or net worth or accounting practices. Moreover, as noted above, the Corporation's common shares will continue to be traded on the New York Stock Exchange under the symbol "UVX." The merger will not give rise to any appraisal or dissenters' rights.

PRINCIPAL DIFFERENCES IN CORPORATE CHARTERS

     The Corporation's current Certificate of Incorporation differs from New Univar's Articles of Incorporation primarily as to indemnification of officers and directors and limitations on director liability and as to the number of authorized common and preferred shares. Other differences primarily concern technical differences between the WBCA and the Delaware General Corporation Law ("DGCL").

     Limitation on Director Liability. Both the WBCA and the DGCL allow charter documents to eliminate or limit the personal liability of directors; however, the two statutes prescribe different limitations. In Washington, the Articles of Incorporation may not eliminate or limit the liability of a director for: (i) acts or omissions involving intentional misconduct or a knowing violation of law; (ii) approval of certain distributions or loans contrary to law; or (iii) any transaction from which the director personally receives a benefit in money, property, or services to which the director is not legally entitled. The Delaware statute further excludes the limitation of director liability: (i) if a director has breached the duty of loyalty to the corporation or its shareholders; or (ii) for acts or omissions not in good faith. In both New Univar's Articles of Incorporation and the Corporation's Certificate of Incorporation, these limits on director liability are deemed to be contract rights, which may not be adversely affected by a repeal or modification of the applicable law and which are to be automatically amended as authorized by changes in applicable law so that the liability of a director shall be eliminated or limited to the fullest extent not prohibited by applicable law. Neither the DGCL nor the WBCA limit a director's liability for violation of certain federal laws including the federal securities laws.

     Indemnification of Directors and Officers. Under the Corporation's current Certificate of Incorporation and Bylaws and under Delaware law, the ability of the Corporation to indemnify its directors and officers for payments made in settlement of derivative actions may be open to certain questions. See "Principal Reasons for the Proposed Reincorporation" above. New Univar's Articles of Incorporation provide that New Univar shall indemnify its directors and officers for expenses and liabilities incurred by them as a result of their service as directors and officers, provided that no such indemnification shall be provided on account of: (i) acts or omissions of the director or officer finally adjudged to be intentional misconduct or a knowing violation of the law;
(ii) approval of certain distributions or loans contrary to law; or (iii) any transaction with respect to which the director or officer is finally adjudged to have received a benefit to which he or she was not legally entitled. This comprehensive language is intended to provide the broadest indemnification of directors and officers not prohibited by Washington law, and to authorize indemnification of directors and officers of amounts paid in settlement of actions brought on behalf of the Corporation, commonly known as derivative actions. See "Certain Differences in Corporate Law -- Indemnification of Directors and Officers" below.

     The Board of Directors believes that the potential personal liability that can result from derivative actions arising out of an individual's service as a director or officer of a corporation is a major concern for individuals who are asked to serve in such positions. The Board of Directors has concluded that by providing indemnification to the Corporation's directors and officers for amounts paid in settlement of derivative actions, subject to the restrictions set forth in the WBCA, the Corporation will be able to effectively maintain its ability to recruit and retain individuals who possess the qualities and experience necessary to serve as directors and officers of the Corporation.

     Increase in Authorized Common and Preferred Shares. The total number of common shares which the Corporation is authorized to issue under the Corporation's Certificate of Incorporation is 40,000,000, and the number of authorized preferred shares is 750,000. Under New Univar's Articles of Incorporation, the number of authorized common shares is increased to 100,000,000 and the number of authorized preferred shares is increased to 5,000,000. Under Delaware law, the franchise fees payable by a corporation incorporated in Delaware increases with the number of authorized shares, whereas franchise fees payable under Washington law are not tied to the number of authorized shares. As a result, the Board of Directors has concluded that the Corporation will benefit from the greater flexibility in the structuring of corporate transactions achieved by increasing the number of its authorized common and preferred shares, at no additional cost to the Corporation. The increased number of shares could more easily facilitate transactions such as stock splits, stock dividends, mergers and acquisitions and various forms of financings. However, the Corporation is not currently contemplating any transaction which would result in any increase in the number of outstanding common or preferred shares. Because the proposed increases represent a significant change in the number of authorized common and preferred shares, the shareholders are being asked to separately approve these increases. If the shareholders do not approve these increases, the authorized capital of New Univar will be the same as the present authorized capital of the Corporation.

     Other Differences in the Charter Documents and Bylaws. New Univar's Articles of Incorporation differ in other aspects. The differences relate to differences between Delaware and Washington law. Specific provisions in certain Articles have been included so as to minimize differences in corporate governance before and after the Reincorporation. For example, New Univar's Articles of Incorporation provide for a majority vote requirement in the case of mergers (which is the same as the DGCL requirement for mergers) instead of a two-thirds vote requirement which is the general provision applicable under the WBCA. Similarly, preemptive rights, cumulative voting (with certain limited exceptions found in the Corporation's Certificate of Incorporation), and shareholder-called meetings are precluded in the New Univar Articles of Incorporation since such rights do not presently apply to Univar under the DGCL. Other differences under New Univar's Articles of Incorporation include the following: (i) the authority of the Board of Directors regarding the issuance of preferred shares and the determination of the rights and preferences with respect to such shares are more specifically and broadly described; (ii) the minimum number of directors is increased from seven to nine to satisfy Washington law requirements applicable to classified boards and cumulative voting (the actual size of the Board of Directors will remain at twelve); and (iii) the elimination of "par value" for common and preferred shares as permitted by Washington law.

     Various differences also exist between New Univar's Bylaws and the Corporation's Bylaws which are generally reflective of technical differences between Delaware and Washington law and a policy decision not to include provisions which are adequately covered by statute or not required to be included in the Bylaws. However, none of these provisions is expected to have a material effect on the governance of the Corporation. A copy of the New Univar Bylaws may be obtained by writing to the Corporate Secretary at the Corporation's Executive Offices.

CERTAIN DIFFERENCES IN CORPORATE LAW

     The DGCL currently governs the rights of the Corporation's shareholders. After the merger, the rights of shareholders shall be governed by the WBCA. The following discussion summarizes certain significant differences between the provisions of the DGCL and the WBCA, as applicable to a public company.

     Amendment of Articles/Restated Certificate of Incorporation. The WBCA authorizes a corporation's board of directors to make various changes to its articles of incorporation without shareholder approval including changes: of corporate name, of the number of outstanding shares in order to effectuate a stock split or stock dividend in the corporation's own shares, and to change or eliminate provisions with respect to par value of its shares. Other amendments to a corporation's articles of incorporation must be recommended to the shareholders by the board of directors, unless the board determines that because of a conflict of interest or other special circumstances, it should make no recommendations, and must be approved by a majority of all votes entitled to be cast by each voting group which has a right to vote on the amendment.

     Under the DGCL, amendments to a corporation's certificate of incorporation require the approval of shareholders holding a majority of the voting power of the corporation unless a different proportion is specified in the certificate of incorporation.

     Provisions Affecting Acquisitions and Business Combinations. The WBCA imposes restrictions on certain transactions between a corporation and certain significant shareholders.

     Subject to certain exceptions, a merger, share exchange, sale of assets other than in the regular course of business, or dissolution of a corporation involving an "Interested Shareholder" owning beneficially 20% or more of the corporation's voting securities must be approved by the holders of two-thirds of the corporation's outstanding voting securities, other than those of the Interested Shareholder. This restriction does not apply if the consideration received as a result of the transaction by noninterested shareholders is not less than the highest consideration paid by the Interested Shareholder for the corporation's shares during the preceding two years or if the transaction is approved by a majority of directors who are not affiliated with the Interested Shareholder. A Washington corporation may, in its original articles of incorporation, elect not to be covered by this provision; however, New Univar has not done so.

     In addition, Washington law prohibits a "target corporation," with certain exceptions, from engaging in certain "significant business transactions" (such as a merger or sale of assets) with an "acquiring person" who acquires more than 10% of the voting securities of a target corporation for a period of five years after such acquisition, unless the transaction is approved by a majority of the members of the target corporation's board of directors prior to the date of the acquisition. To be covered by this statute, both domestic and foreign corporations with their principal executive offices in Washington must have, together with all of their subsidiaries, either a majority or over 1,000 of their employees resident in Washington. Because the Corporation does not meet this test, the statute does not apply to the Corporation and will not apply to New Univar.

     Delaware has enacted a business combination statute that is contained in
Section 203 of the DGCL providing that any person who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested shareholder") may not engage in certain "business combinations" with the target corporation for a period of three years following the date the person became an interested shareholder, unless (i) the board of directors of the corporation has approved, prior to that acquisition date, either the business combination or the transaction that resulted in the person becoming an interested shareholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested shareholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66 2/3% of the outstanding voting stock not owned by the interested shareholder.

     For purposes of determining whether a person is the "owner" of 15% or more of a corporation's voting stock for purposes of Section 203, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A "business combination" is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested shareholder, (ii) certain transactions resulting in the issuance or transfer to the interested shareholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested shareholder, and (iv) receipt by the interested shareholder of the benefit (except proportionately as a shareholder) of any loans, advances, guarantees, pledges, or other financial benefits.

     These restrictions placed on interested shareholders by Section 203 do not apply under certain circumstances, including, but not limited to, the following:
(i) if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or (ii) if the corporation, by action of its shareholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption and will not apply to any business combination with a person who became an interested shareholder at or prior to such adoption. The Corporation has not elected to take itself outside of the coverage of Section 203.

     Prior to the adoption of Section 203, in 1983 and 1985 the Corporation's shareholders approved amendments to its Certificate of Incorporation to include various shareholder protective provisions by a considerable majority of affirmative votes. Substantially similar provisions have been restated in the Articles of Incorporation of New Univar. These provisions are intended to discourage transactions such as two-tier tender offers, greenmail and similar abusive transactions. Accordingly, the fact that New Univar will no longer be subject to the restrictions of Section 203 and will not have all of the protective provisions of Washington law is not expected to have a material adverse effect on the shareholders of New Univar.

     Mergers, Acquisitions and Other Transactions. Under the WBCA, a merger, consolidation, sale of substantially all of a corporation's assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless another proportion is specified in the articles of incorporation. As previously set forth in "Other Differences in the Charter Documents," New Univar's Articles of Incorporation provide that the corporate transactions specified above may be approved by a majority of the outstanding shares entitled to vote. Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation's assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote.

     Action Without a Meeting. Under the WBCA, shareholder action may be taken without a meeting if written consents setting forth such action are signed by all holders of outstanding shares entitled to vote thereon.

     The DGCL authorizes shareholder action without a meeting if consents are received from holders of a majority of the outstanding shares. The Corporation's Certificate of Incorporation does not permit such action.

     Class Voting. Under the WBCA, the articles of incorporation of a corporation may authorize one or more classes of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. The articles of incorporation may not limit the rights of holders of a class to vote as a group with respect to certain amendments to the articles of incorporation and certain mergers that adversely affect the rights of holders of that class.

     The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

     Transactions With Officers or Directors. The WBCA sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if: (i) it is approved by a majority of qualified directors; (ii) it is approved by the affirmative vote of all qualified shares; or (iii) at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, "qualified director" is one who does not have: (a) a conflicting interest respecting the transaction, or (b) a familial, financial, professional, or employment relationship with a second director which relationship would reasonably be expected to exert an influence on the first director's judgment when voting on the transaction. "Qualified Shares" are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

     The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the shareholders.

     Appraisal or Dissenter's Rights. Under the WBCA, a shareholder is entitled to dissent from and, upon perfection of his or her appraisal right, to obtain fair value of his or her shares in the event of certain corporate actions, including certain mergers, consolidations, share exchanges, sales of substantially all assets of the corporation, and amendments to the corporation's articles of incorporation that materially and adversely affect shareholder rights.

     Under the DGCL, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation. Even in the event of those mergers or consolidations, unless the certificate of incorporation otherwise provides, the DGCL does not provide appraisal rights (1) if the shares of the corporation are listed on a national securities exchange, designated as a "National Market System" security, or held of record by more than 2,000 shareholders (as long as in the merger the shareholders receive shares of the surviving corporation or any other corporation the shares of which are listed on a national securities exchange, designated as a National Market System security, or held of record by more than 2,000 shareholders) or (2) if the corporation is the surviving corporation and no vote of its shareholders is required for the merger. The Corporation's common stock is listed on the New York Stock Exchange and shareholders therefore would presently not have statutory appraisal rights under the DGCL in such mergers but will have under the WBCA.

     Indemnification of Directors and Officers. Under the WBCA, if authorized by the articles of incorporation, a bylaw adopted or ratified by shareholders, or a resolution adopted or ratified, before or after the event, by the shareholders, a corporation has the power to indemnify a director or officer made a party to a proceeding, or advance or reimburse expenses incurred in a proceeding, under any circumstances, except that no such indemnification shall be allowed on account of: (i) acts or omissions of the directors finally adjudged to be intentional misconduct or a knowing violation of the law; (ii) conduct of the director finally adjudged to be an unlawful distribution; or (iii) any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property or services to which the director was not legally entitled. Written commentary by the drafters of the WBCA, which has the status of legislative history, specifically indicates that a corporation may indemnify its directors and officers for amounts paid in settlement of derivative actions, provided that the director's or officer's conduct does not fall within one of the categories set forth above. New Univar's Articles provide that New Univar shall indemnify its directors and officers to the fullest extent not prohibited by law, including indemnification for payments in settlement of actions brought against the director or officer in the name of the corporation, commonly referred to as a derivative action. See "Principal Differences in Corporate Charters and Bylaws -- Indemnification of Directors and Officers" above.

     Under the DGCL, indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in, or not opposed, to the best interests of the corporation. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action. While the DGCL provides that these indemnification provisions are not exclusive, which, in the Corporation's opinion, indicates that a corporation may provide for broader indemnification in its charter documents including circumstances not otherwise authorized under the DGCL, there is some uncertainty as to the extent to which a corporation may indemnify its directors and officers for judgments and amounts paid in settlement of derivative actions. There are no definitive decisions and this uncertainty exists because certain legal commentators have argued that such indemnification would be circular and is against public policy. Also, a proposal to permit such indemnification was specifically rejected by the General Corporation Law Section of the Delaware Bar Association.

     The Corporation has included undertakings in various registration statements filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Securities Act of 1933 the Corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

TAX CONSEQUENCES

     In connection with the Reincorporation, the law firm of Preston Gates & Ellis, counsel to the Corporation, will issue an opinion that the Reincorporation will constitute a tax free reorganization under the Internal Revenue Code. Accordingly, it is anticipated that no gain or loss will be recognized for federal income tax purposes by the Corporation, New Univar, or their shareholders as a result of the merger, and the tax basis and holding period for the shares of New Univar deemed received by the shareholders of the Corporation in exchange for the Corporation's shares will be the same as the tax basis and holding period of the shares of the Corporation deemed to be exchanged therefor. In addition, New Univar generally will succeed to the tax attributes of the Corporation.

VOTE REQUIRED AND BOARD RECOMMENDATION

     Delaware law requires the favorable vote of at least a majority of all of the outstanding voting shares of the Corporation to approve the Reincorporation and the increase in capital shares.

     As discussed above, one of the reasons for proposing the Reincorporation is that Washington law has clearer and broader provisions relating to the limitation of director liability and indemnification of officers and directors. Accordingly, the Board has a personal interest in the approval of the Reincorporation.

     The indemnification requirements might have a significant adverse effect on the Corporation and its shareholders in the event of a substantial judgment or settlement, not otherwise covered by insurance, with respect to a director or officer entitled to indemnification.

     The Corporation is not aware of any pending or threatened litigation or proceeding which may result in a claim for indemnification by a director or officer or where the limitations on director liability under the DGCL or WBCA would be applicable.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE REINCORPORATION FROM DELAWARE TO WASHINGTON BY MEANS OF A MERGER OF THE CORPORATION INTO NEW UNIVAR CORPORATION, A NEWLY FORMED, WHOLLY OWNED WASHINGTON CORPORATION.

     THE BOARD OF DIRECTORS ALSO RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE INCREASE IN THE NUMBER OF AUTHORIZED COMMON SHARES FROM 40,000,000 TO 100,000,000 AND THE INCREASE IN THE NUMBER OF AUTHORIZED PREFERRED SHARES FROM 750,000 TO 5,000,000.

             PROPOSAL 4. APPROVAL OF THE 1995 INCENTIVE STOCK PLAN

     At the meeting, the shareholders will be requested to consider and approve the 1995 Incentive Stock Plan (the "1995 Plan"). The Board of Directors of the Corporation recommends that the 1995 Plan be approved by the shareholders at the meeting.

     The 1993 Omnibus Budget Reconciliation Act ("OBRA") became law in August 1993. Under this law, publicly-held companies may be limited as to income tax deductions to the extent total remuneration (including stock options) for certain executive officers exceeds $1 million in any one year. However, OBRA provides an exception for "performance-based" remuneration, including stock options. The law requires that certain actions must be taken by a compensation committee, or a subcommittee thereof, of two or more outside directors and that the material terms under which remuneration is to be paid must be approved by a majority vote of the shareholders in order for stock options to qualify as "performance-based" remuneration. The 1995 Plan has been drafted, and will be administered, with the intent that it comply with the provisions of OBRA.

DESCRIPTION OF THE 1995 PLAN

     The following description of the 1995 Plan is qualified in its entirety by reference to the 1995 Plan itself, which is included as Appendix C to this Proxy Statement.

     The 1995 Plan, which was approved by the Board in April 1995, was adopted in order to enhance the long-term performance of the Corporation by rewarding key employees of the Corporation for the sustained creation of incremental value for the Corporation's shareholders. Option grants may only be made to employees of the Corporation ("Participants"). Non-employee directors and nominees for director are not eligible to participate. At this time, approximately 110 employees are eligible to participate.

     The 1995 Plan, if approved by the shareholders, will reserve 2,000,000 shares of the Corporation's common stock for issuance pursuant to stock options or restricted stock awards to be granted thereunder. Options granted under the 1995 Plan will be either incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, or non-qualified stock options.

     The 1995 Plan will be administered by a Subcommittee of the Compensation Committee of the Corporation (the "Subcommittee") and may be terminated at any time by direction of the Subcommittee or in the event all shares reserved under the 1995 Plan have been purchased. The 1995 Plan is not qualified under section 401(a) of the Internal Revenue Code, as amended (the "Code"), nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974.

     Option grants to Participants, including executive officers, are made by the Subcommittee. The Subcommittee consists of two members of the Compensation Committee, each of whom must be (1) "disinterested" as that term is defined in Rule 16b-3 of the Securities and Exchange Commission and (2) an "outside director" as that term is defined in Section 162(m) of the Code and the related regulations.

     The Subcommittee in its discretion determines which officers and employees may participate in the 1995 Plan and the amount of their options or awards. Accordingly, it is not possible to state the names or positions of or the number of options or awards that may be granted to the Corporation's officers and employees. However, no grants of options or restricted stock awards may be made to any Participant under the 1995 Plan in excess of 200,000 shares in any one year. No grants or awards were made during the fiscal year ended February 28, 1995.

     The Subcommittee will establish the time or times at which options may be exercised and whether all of the options may be exercisable at one time or in increments over time. The option price or procedure for setting the option price shall be set by the Subcommittee at the time of the granting of an option. For ISOs, the option price may not be less than the fair market value of the Corporation's stock on the date of grant. For nonqualified stock options, the option price may be less than, equal to, or greater than the fair market value of the Corporation's stock on the date of grant. However, options granted at less than fair market value may not qualify as performance-based compensation under OBRA and any compensation realized for tax purposes in respect of such options by individuals who are "Named Executive Officers" in the Corporation's proxy statement for the taxable year of exercise might be partially or wholly non-deductible by the Corporation. The Subcommittee also has the authority to reset the price of any stock option after the original grant and before exercise. In the event of stock dividends, splits, and similar capital changes, the 1995 Plan provides for appropriate adjustments in the number of shares available for options and the number and option prices of shares subject to outstanding options.

     In the case of ISOs, Internal Revenue Service ("IRS") rules provide that no Participant may be granted ISOs in any one calendar year in excess of $100,000 plus any "unused limit carryover" to that year. Further, grants cannot be made at less than the fair market value of the Corporation's common stock on the date of grant.

     The Subcommittee may authorize the grant of restricted stock awards ("RSAs"). The shares subject to such RSAs will not be transferable for such period as the Subcommittee shall determine. The certificates for such shares will be held by the Corporation, together with a stock power which shall be executed in favor of the Corporation by the Participant. A Participant forfeits his rights to the RSA if the Participant's employment with the Corporation or any of its subsidiaries terminates for any reason, prior to the expiration or satisfaction of the restrictions applicable to such shares. The Subcommittee may accelerate the removal of any or all restrictions if in its judgment it concludes that performance had warranted such action or such actions are in the best interests of the Corporation.

     The Subcommittee establishes the time or times at which the options or RSAs may be exercised or become vested. The vesting schedule may vary from grant to grant and from recipient to recipient.

     Upon a Change of Control (as defined in the 1995 Plan) of the Corporation, all unvested options previously granted under the Plan shall become immediately vested and available for exercise. Such options may be exercised by the Participant at any time prior to the expiration of the option. Similarly, all unvested RSAs shall become immediately vested upon a Change of Control.

     Any options, vested or unvested, may be exercised on a conditional basis in the event of an announcement of a Change of Control transaction, provided no provision is made in such Change of Control transaction for the exercise, exchange, or surrender of options, or other procedure whereby the Participant may realize in cash the difference between the exercise price and the fair market value of the per share consideration to be received in the Change of Control transaction for the exercise, exchange, or surrender of options, or other procedure whereby the Participant may realize in cash the difference between the exercise price and the fair market value of the per share consideration to be received by holders of the Common Stock of the Corporation. A conditional exercise shall be made by giving a written notice of exercise to the Corporate Secretary of the Corporation. If the Change of Control transaction is canceled or revoked, or otherwise does not occur, or does not actually result in a Change of Control, the conditional exercise of unvested options shall be rescinded.

     Under the 1995 Plan, the Subcommittee has the right to set the term of each individual option. Typically, options expire at the earliest of (1) 10 years after their grant, (2) 90 days after a Participant's termination of employment for any reason other than "cause," (3) immediately upon termination for cause, and (4) one year after a Participant's death or retirement due to disability. An individual option may specify earlier dates of termination. All vested options not exercised within the time limits set forth in the 1995 Plan (or an individual option agreement) for the exercise of vested options shall be forfeited.

     Unvested options granted under the 1995 Plan are immediately forfeited upon any termination of service.

     The purchase price of option shares may be paid in cash or in shares of the Corporation's common stock. Shares used to pay the exercise price will be valued at their fair market value on the exercise date. Option holders must also pay the Corporation, at the time of exercise, the amount of federal, state, and local withholding taxes, if any, required to be withheld by the Corporation. These withholding taxes may be paid by turning in shares of the Corporation's common stock, valued at fair market value.

     Under the 1995 Plan, the Subcommittee has the authority to grant "Replacement Options." Such grants are at the discretion of the Subcommittee unless the Subcommittee affirmatively determines that such grants will be automatic for all Participants entitled to receive such a Replacement Option.

     If a Participant is an employee of the Corporation at the time of the exercise of an option (the "Original Option") and pays all or a portion of the exercise price for the Original Option by surrendering currently owned shares of Common Stock, then such Participant is entitled to receive a "Replacement Option," either at the discretion of the Subcommittee or automatically as determined in accordance with the preceding paragraph. The Replacement Option will have the following terms:

          (a) The Replacement Option will be for the same number of shares as were surrendered by the Participant at the time the Original Option was exercised, but will not apply to any shares that were surrendered to pay applicable taxes;

          (b) The Replacement Option will be priced at the fair market value on the date of exercise of the Original Option;

          (c) The Replacement Option will expire on the same date as the Original Option would have expired;

          (d) The Replacement Option will vest in its entirety 12 months after the date it was granted;

          (e) The shares acquired upon exercise of the Original Option must be held for 12 months after the date of that exercise, or the Replacement Option is canceled;

          (f) The shares that were surrendered to exercise the Original Option must have been held for at least six months at the time of surrender; and

          (g) Each Replacement Option will be a Non-Qualified Stock Option, even if the Original Option was an Incentive Stock Option.

     The Board has the right to substitute or assume options in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies; provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of shares reserved for the 1995 Plan may be increased by the corresponding number of options assumed, and, in the case of a substitution, by the net increase in the number of shares subject to options before and after the substitution.

     The 1995 Plan may be modified, amended, or terminated by the Board except with respect to options granted prior to such action. The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Corporation or its subsidiaries operate to assure the viability of the benefits from options granted to employees employed in such countries and to meet the objectives of the 1995 Plan. Notwithstanding the foregoing, shareholder approval is required for any amendment which increases the number of shares subject to the 1995 Plan (other than in connection with automatic adjustments due to changes in capitalization or the assumption or substitution of options in connection with mergers or acquisitions) or which is otherwise subject to shareholder approval pursuant to Rule 16b-3 of the Securities and Exchange Commission. Shareholder approval may also be required if there are "material changes" to the Plan for purposes of Section 162(m) of the Code or to comply with new legislation.

     Except as otherwise approved by the Subcommittee, the options are nonassignable except by will or by the laws of descent and distribution.

     The closing price of the Corporation's common stock on the New York Stock
Exchange on June 21, 1995 was $          .

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE 1995 PLAN

     The federal income tax consequences of a Participant's participation in the 1995 Plan are complex and subject to change. The following discussion, which has been prepared by the law firm of Preston Gates & Ellis, counsel to the Corporation, is only a summary of the general rules applicable to remuneration-related options and restricted stock awards. A taxpayer's particular situation may be such that some variation of the general rules would apply. Further, this summary addresses rules applicable in the United States. If a Participant is subject to the laws of a different country, the summary below may not apply.

     Non-Qualified Option Grants. An optionee will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding.

     The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and will be characterized as long-term capital gain or loss if the shares have been held for more than one year at the date of their disposition.

     In general, there will be no federal tax consequences to the Corporation upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Corporation will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not disallowed pursuant to Section 162(m) of the Code.

     When a non-qualified stock option is exercised by the surrender of shares, the transaction is separated into two parts for tax purposes. In the first part of the transaction, the number of shares surrendered will be deemed exchanged, tax free, for a like number of shares received, and the basis of the shares so received will be the same as the basis of the shares surrendered. In the second part of the transaction, the full fair market value of the remaining shares constitutes both the basis for the shares and the taxable amount of compensation. The holding period of these shares will begin on the date of exercise.

     Incentive Stock Options. If an option granted under the Plan is treated as an ISO, the optionee will not recognize any income upon either the grant or the exercise of the option and the Corporation will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Corporation will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an ISO may subject the optionee to alternative minimum tax liability.

     If an optionee exercises an ISO and does not dispose of the shares received within two years after the date of the grant of such option or within one year after transfer of the shares to him or her and is employed by the Corporation from the date of grant to the date three months prior to the date of exercise, any gain realized upon disposition will be characterized as long-term capital gain and, in such case, the Corporation will not be entitled to a federal income tax deduction.

     If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition generally will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the purchase price, or (2) the amount realized on the disposition minus the purchase price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Corporation may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition. Certain transfers to a Participant's estate and certain transfers to a spouse or incident to a divorce are not treated as disqualifying dispositions and do not therefore trigger income recognition to a Participant.

     The exercise of an ISO may subject an optionee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an ISO is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an ISO.

     In general, there will be no federal tax consequences to the Corporation upon the grant, exercise, or termination of an ISO. However, in the event an optionee sells or disposes of stock received upon the exercise of an ISO in a disqualifying disposition, the Corporation will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not disallowed pursuant to Section 162(m) of the Code.

     When an ISO is exercised in whole or in part by the surrender of shares, gain or loss will generally not be recognized except under the following circumstances: (1) if the shares surrendered by the Participant were obtained upon the exercise of an ISO granted by the Corporation, and (2) the Participant did not hold such shares for the time period required to avoid a disqualifying disposition (i.e., such shares are surrendered within 2 years of the grant of the option under such plans or within one year of the transfer of the shares to the Participant).

     Upon the exchange of shares received on the exercise of an ISO ("ISO Shares") for other ISO Shares, the gain to be recognized if (1) and (2) above apply will be ordinary income equal to the lesser of (a) the difference between the option price of the shares surrendered and the fair market value of those shares when the option was exercised, and (b) the difference between the option price of the shares surrendered and the current fair market value of those shares. The fact that income is recognized as to the shares surrendered will not affect the favorable tax treatment for the shares being acquired.

     To the extent of the number of "old" shares traded in, the new option shares will retain the option holder's tax basis and capital gain holding period. Any amounts recognized as income will increase the basis of new option shares whose basis is determined with reference to the basis of the old option shares. The remainder of the option shares take on a new tax basis equal to the amount of cash paid (if any). The capital gain holding period of these shares will begin on the date of exercise. The required holding period, for determining whether these shares were held for one year from the date of transfer, begins on the acquisition date of the shares, irrespective of the fact that the capital gains holding period may begin earlier.

     Restricted Stock Awards. A holder generally will not recognize taxable income upon the grant of restricted shares and the recognition of any income will be postponed until the time that the restrictions on the shares lapse, at which time the holder will recognize ordinary income equal to the fair market value of the restricted shares at the time that such restrictions lapse. The 1995 Plan provides that a holder may not elect to have the tax applied at the time of the award.

     The Corporation generally will be entitled to a deduction equal to any ordinary income recognized by the holder in the same taxable year in which the holder recognizes ordinary income with respect to the restricted shares.

VOTE REQUIRED AND BOARD RECOMMENDATION

     The approval of the 1995 Plan is subject to the affirmative vote of shareholders holding a majority of the shares of the Corporation's common stock. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1995 PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     At the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Arthur Andersen & Co., independent public accountants, to audit the accounts of the Corporation and its subsidiaries for the fiscal year ending February 28, 1995. Arthur Andersen & Co. has audited the accounts of the Corporation since its incorporation. A representative of Arthur Andersen & Co. will be present at the 1995 Annual Meeting of Shareholders with the opportunity to make a statement and will be available to respond to appropriate questions.

              FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS -- 1996

     The Bylaws of the Corporation require that shareholders who wish to present director nominations at the 1996 Annual Meeting of Shareholders submit written notice of such nominations to the Corporate Secretary by March 9, 1996. Other proposals of shareholders to be presented at the 1996 Annual Meeting must be received by the Corporation not later than April 1, 1996. The Bylaws set forth additional conditions and procedures for such nominations and proposals. Any shareholder may receive a copy of the Corporation's Bylaws by submitting a written request to the Corporate Secretary. Any nomination or proposal not made in compliance with the Bylaws may be rejected by the Board of Directors.

                                 OTHER BUSINESS

     The Board of Directors has no knowledge of any other business to be acted upon at this meeting. If, however, any other business is presented at the meeting, proxies will be voted in accordance with the judgment of the person or persons voting such proxies unless the proxies are so marked as to preclude such discretionary authority.

     The Annual Report of the Corporation for the fiscal year ended February 28, 1995 has been mailed to the shareholders. If you have not received a copy of the Annual Report, please contact the Corporate Secretary at (206) 889-3400.

July 7, 1995

                                          By Order of the Board of Directors

                                          [SIG]

                                          William A. Butler
                                          Corporate Secretary

                                                                      APPENDIX A

                          PLAN AND AGREEMENT OF MERGER
                                    BETWEEN
                             NEW UNIVAR CORPORATION
                                      AND
                               UNIVAR CORPORATION

     This Plan and Agreement of Merger (this "Agreement") is entered into this
     day of             , 1996 by and between NEW UNIVAR CORPORATION, a
Washington corporation (the "Surviving Corporation"), and UNIVAR CORPORATION, a Delaware corporation ("Univar Corporation"). The Surviving Corporation and Univar Corporation are sometimes referred to jointly as the "Constituent Corporations."

                                    RECITALS

     A. Each of the Constituent Corporations is a corporation organized and existing under the laws of the respective states as indicated in the first paragraph of this Agreement.

     B. The shareholders and directors of each of the Constituent Corporations have deemed it advisable for the mutual benefit of the Constituent Corporations and their respective shareholders that Univar Corporation be merged into the Surviving Corporation pursuant to the provisions of the Washington Business Corporation Act, Title 23B of the Revised Code of Washington and the Delaware General Corporation Law (the "Merger").

     NOW, THEREFORE, in accordance with the laws of Washington and Delaware, the Constituent Corporations agree that, subject to the following terms and conditions, (i) Univar Corporation shall be merged into the Surviving Corporation, (ii) the Surviving Corporation shall continue to be governed by the laws of the state of Washington, and (iii) the terms of the Merger, and the mode of carrying them into effect, shall be as follows:

                                   ARTICLE I

                       ARTICLES OF SURVIVING CORPORATION

     The Articles of Incorporation of the Surviving Corporation as in effect immediately prior to the Effective Time of the Merger shall constitute the "Articles" of the Surviving Corporation within the meaning of Section 23B.01.400(l) of the Washington Business Corporation Act and Section 104 of the Delaware General Corporation Law, except that Article I of the Articles of Incorporation of the Surviving Corporation is hereby amended in its entirety to read as follows:

                                   "ARTICLE I

                                      NAME

     The name of the corporation is Univar Corporation."

                                   ARTICLE II

                  APPOINTMENT OF AGENT FOR SERVICE OF PROCESS

     Pursuant to Section 252(d) of the Delaware General Corporation Law, the Surviving Corporation irrevocably appoints the Secretary of the State of Delaware to accept service of process in any proceeding to enforce against the Surviving Corporation any obligation of any Constituent Corporation as well as for enforcement of any obligation of the surviving Corporation arising from the Merger. The Delaware Secretary of State shall mail a copy of the service of process to Univar Corporation,
Attn: Legal Department, 6100 Carillon Point, Kirkland, Washington 98033.

                                  ARTICLE III

                              CONVERSION OF SHARES

     3.1 Univar Corporation Shares. At the Effective Time of the Merger each outstanding share of the common stock and preferred stock of Univar Corporation shall automatically convert to one share of common stock and preferred stock, as applicable, of the Surviving Corporation. It will not be necessary for shareholders of Univar Corporation to exchange their existing stock certificates for stock certificates of the Surviving Corporation.

     3.2 Surviving Corporation Shares. At the Effective Time of the Merger each outstanding share of the common stock and preferred stock of the Surviving Corporation shall be automatically canceled and returned to the status of authorized but unissued shares.

                                   ARTICLE IV

                                     BYLAWS

     The Bylaws of the Surviving Corporation shall be the governing Bylaws.

                                   ARTICLE V

                             DIRECTORS AND OFFICERS

     The directors and officers of Univar Corporation shall be the directors and officers of the Surviving Corporation.

                                   ARTICLE VI

                              EFFECT OF THE MERGER

     The effect of the Merger shall be as provided by the applicable provisions of the laws of Washington and Delaware. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time of the Merger: the separate existence of Univar Corporation shall cease; the Surviving Corporation shall possess all assets and property and every interest therein wherever located, and the rights, privileges, immunities, powers, franchises, and authority, of a public as well as a private nature, of all of the Constituent Corporations; all obligations belonging to or due any of the Constituent Corporations shall be vested in and become the obligations of the Surviving Corporation without further act or deed; title to any real estate or any interest therein vested in any of the Constituent Corporations shall be vested in and become the obligations of the Surviving Corporation without further act or deed; title to any real estate or interest therein shall not revert or in any way be impaired by reason of the Merger; all rights of creditors and all liens upon any property of the Constituent Corporations shall be preserved unimpaired; and the Surviving Corporation shall be liable for all of the obligations of the Constituent Corporations and any claim existing, or action or proceeding pending, by or against any of the Constituent Corporations may be prosecuted to judgment with right of appeal, as if the Merger had not taken place.

     If at any time after the Effective Time of the Merger the Surviving Corporation shall consider it to be advisable that any further conveyances, agreements, documents, instruments, and assurances of law or any other things are necessary or desirable to vest, perfect, confirm or record in the Surviving Corporation the title to any property, rights, privileges, powers and franchises of the Constituent Corporations or otherwise to carry out the provisions of this Agreement, the proper directors and officers of the Constituent Corporations last in office shall execute and deliver, upon the Surviving Corporation's request, any and all proper conveyances, agreements, documents, instruments, and assurances of law, and do all things necessary or proper to vest, perfect or confirm title to such property, rights, privileges, powers and title to such property, rights, privileges, powers and franchises in the Surviving Corporation, and otherwise to carry out the provisions of this Agreement.

                                  ARTICLE VII

                          EFFECTIVE TIME OF THE MERGER

     As used in this Agreement, the "Effective Time of the Merger" shall mean February 29, 1996, at 7:00 p.m. Pacific Time.

                                  ARTICLE VIII

                                  TERMINATION

     This Agreement may be terminated and the Merger abandoned by mutual consent of the directors of the Constituent Corporations at any time prior to the Effective Time of the Merger.

                                   ARTICLE IX

                          NO THIRD PARTY BENEFICIARIES

     Except as otherwise specifically provided herein, nothing express or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm or corporation, other than the Constituent Corporations and their respective shareholders, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Plan and Agreement of Merger to be executed as of the date first above written.

                                          NEW UNIVAR CORPORATION
                                          a Washington corporation

                                          By ________________________________
                                                      James W. Bernard
                                                     President and CEO
ATTEST:
__________________________________
          William A. Butler
         Corporate Secretary

                                          UNIVAR CORPORATION
                                          a Delaware corporation

                                          By ________________________________
                                                      James W. Bernard
                                                     President and CEO
ATTEST:
__________________________________
          William A. Butler
         Corporate Secretary

                                                                      APPENDIX B

                           ARTICLES OF INCORPORATION
                                       OF
                             NEW UNIVAR CORPORATION

                                   ARTICLE I

                                      NAME

     The name of the corporation (the "Corporation") is New Univar Corporation.

                                   ARTICLE II

                          REGISTERED OFFICE AND AGENT

     The address of the registered office of the Corporation is 520 Pike Street, Seattle, Washington 98101, and the name of the registered agent at such address is CT Corporation System.

                                  ARTICLE III

                                    PURPOSE

     The purpose of the Corporation is to create the maximum continuing rate of growth in shareholder value through long-term profit on invested capital and the growth of that capital.

     To accomplish this purpose, the Board of Directors, management, and employees of the Corporation are expected to exercise appropriate business judgment in discharging their responsibilities to the shareholders of the Corporation. Without limiting the purpose and without limiting the scope of such business judgment or modifying the legal duties and liabilities of the Board of Directors, management, and employees, it is expected that they will strive to:

     - Evaluate business opportunities with due consideration to the risks to be undertaken;

     - Develop and maintain strategic direction for all business segments;

     - Develop and maintain superior management and organizational structures;

     - Encourage employee involvement in the business process;

     - Maintain a working environment in which employees are provided with training, the opportunity for advancement and growth, and recognition for their achievements;

     - Promote an understanding in the market place of the intrinsic values so created;

     - Maintain a dynamic dividend policy that balances the current needs of the shareholders with the needs of the Corporation to preserve a sound financial condition as a foundation for long-term growth;

     - Give appropriate consideration to the effects of any action upon shareholders, employees, customers, suppliers, creditors, the community, and other appropriate constituencies; and

     - Conduct its business legally and ethically within the free enterprise system as a responsible corporate citizen.

     In carrying out this purpose, the Corporation is authorized to engage in any lawful act or activity for which corporations may be organized under the Washington Business Corporation Act, Title 23B of the Revised Code of Washington (the "WBCA").

                                   ARTICLE IV

                                 CAPITAL SHARES

     4.1 Authorized Shares. The total number of capital shares which the Corporation shall have authority to issue is 105,000,000 shares, which shall consist of 100,000,000 common shares ("Common Shares") and 5,000,000 preferred shares ("Preferred Shares"). Except as otherwise provided in accordance with these Articles of Incorporation, the Common Shares shall have the unlimited voting rights, with each share being entitled to one vote, and the rights to receive the net assets of the Corporation upon dissolution, with each share participating on a pro rata basis.

     4.2 Issuance of Preferred Shares. The Board of Directors is hereby authorized from time to time, without shareholder action, to provide for the issuance of Preferred Shares in one or more series not exceeding in the aggregate the number of Preferred Shares authorized by these Articles of Incorporation, as amended from time to time; and to determine with respect to each such series the voting powers, if any (which voting powers, if granted, may be full or limited but shall in no event be greater than one vote per share), designations, preferences, and relative, participating, option, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including without limiting the generality of the foregoing, the voting rights relating to Preferred Shares of any series (which shall not be greater than one vote per share, which may vary over time, and which may be applicable generally or only upon the happening and continuance of stated events or conditions); the rate of dividend to which holders of Preferred Shares of any series may be entitled (which may be cumulative or noncumulative); the rights of holders of Preferred Shares of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Shares of any series to convert or exchange such Preferred Shares of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); and whether or not the shares of that series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, and whether any shares of that series shall be redeemed pursuant to a retirement or sinking fund or otherwise and the terms and conditions of such obligation. A series of Voting Shares (as defined in Article VI) may be given the right to elect one or more Directors only if the series is approved in a resolution adopted by a majority of the Disinterested Directors (as defined in Article VI).

     4.3 Filings and Effectiveness. Before the Corporation shall issue any Preferred Shares of any series, Articles of Amendment or Restated Articles of Incorporation, fixing the voting powers, designations, preferences, the relative, participating, option, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the Preferred Shares of such series, and the number of Preferred Shares of such series authorized by the Board of Directors to be issued shall be filed with the secretary of state in accordance with the WBCA and shall become effective without any shareholder action. The Board of Directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

     4.4 No Preemptive Rights. Shareholders of the Corporation have no preemptive rights to acquire additional capital shares or securities convertible into capital shares issued by the Corporation.

                                   ARTICLE V

           SERIES A JUNIOR PARTICIPATING CONVERTIBLE PREFERRED SHARES

     A series of Preferred Shares has been designated with the following preferences, limitations and relative rights:

     5.1 Designation And Amount. The shares of such series shall be designated as "Series A Junior Participating Convertible Preferred Shares" (the "Series A Preferred Shares") and the number of shares constituting the Series A Preferred Shares shall be 105,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of Series A Preferred Shares to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of any outstanding options, rights, or warrants.

     5.2  Dividends And Distributions.

        5.2.1 Subject to the prior and superior rights of the holders of any series of Preferred Shares or any similar shares ranking prior and superior to the Series A Preferred Shares with respect to dividends, the holders of Series A Preferred Shares, in preference to the holders of any shares ranking junior to the Series A Preferred Shares but on a parity with the holders of Common Shares, shall be entitled to receive, when, as and if paid by the Corporation out of funds legally available for the purpose, dividends or other distributions equal to five (5) times the aggregate per share amount of all dividends or other distributions paid with respect to the Common Shares, other than a dividend payable in Common Shares or a subdivision of the outstanding Common Shares (by reclassification or otherwise). In the event the Corporation shall at any time declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a greater or lesser number of Common Shares, then in each such case the amount of such dividend or distribution to which holders of Series A Preferred Shares were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

        5.2.2 The Corporation shall declare a dividend or distribution on the Series A Preferred Shares as provided in Subsection 5.2.1 of this Section at the same time it declares a dividend or distribution on the Common Shares (other than a dividend payable in Common Shares).

        5.2.3 The Board of Directors may fix a record date for the determination of holders of Series A Preferred Shares entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

     5.3 Voting. The Series A Preferred Shares shall not have any voting powers, either general or special, except that the consent of the holders of at least a majority of all of the Series A Preferred Shares at the time outstanding, given in person or by proxy, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Articles of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Articles of Amendment or any similar document relating to any series of Preferred Shares) so as to affect adversely the powers, preferences, or rights, of Series A Preferred Shares. An increase of the authorized amount of Common Shares or the Preferred Shares, or the creation or authorization of any shares of any other class of shares of the Corporation ranking prior to or on a parity with the Series A Preferred Shares as to dividends or upon liquidation, dissolution, or winding up, or the reclassification of any authorized stock of the Corporation into any such prior or parity shares, or the creation or authorization of any obligation or security convertible into or evidencing the right to purchase any such prior or parity shares shall not be deemed to affect adversely the powers, preferences, or rights of Series A Preferred Shares.

     5.4 Certain Restrictions. Whenever dividends or distributions payable on the Series A Preferred Shares as provided in Section 5.2.2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on Series A Preferred Shares outstanding shall have been paid in full, the Corporation shall not:

        5.4.1 declare or pay any dividends, or make any other distributions, on any shares ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series A Preferred Shares;

        5.4.2 declare or pay dividends, or make any other distributions, on any shares ranking on a parity (either as to dividends or upon liquidation, dissolution, or winding up) with the Series A Preferred Shares except dividends paid ratably on the Series A Preferred Shares and all such parity shares on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

        5.4.3 redeem or purchase or otherwise acquire for consideration shares ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series A Preferred Shares, provided that the Corporation may at any time redeem, purchase or otherwise acquire any such junior shares in exchange for any shares of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Shares.

     5.5 Conversion. Each of the Series A Preferred Shares may be converted at any time, at the option of the holder thereof, into Common Shares, on the terms and conditions set forth below in this Section 5.5. Further, each of the Series A Preferred Shares may be converted at any time after the expiration of three years from the date of issuance of the Series A Preferred Shares, at the option of the Corporation, into Common Shares, on the terms and conditions set forth below in this Section 5.5.

        5.5.1 Subject to the provisions for adjustment hereinafter set forth, each of the Series A Preferred Shares shall be convertible at the option of the holder thereof, or, as set forth in the preceding paragraph, at the option of the Corporation, in the manner hereinafter set forth, into five (5) fully paid and non assessable Common Shares.

        5.5.2 The number of Common Shares into which each of the Series A Preferred Shares is convertible as set forth in Subsection 5.5.1 shall be adjusted from time to time as follows:

           5.5.2.1 In case the Corporation shall at any time or from time to time declare or pay any dividend on its Common Shares payable in its Common Shares or effect a subdivision of the outstanding Common Shares into a greater number of Common Shares (by reclassification or otherwise than payment of a dividend in its Common Shares), then, and in each such case, the number of Common Shares into which each of the Series A Preferred Shares is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of Common Shares determined by multiplying (a) the number of Common Shares into which such share was convertible immediately prior to the occurrence of such event by (b) a fraction, the numerator of which is the sum of (i) the number of Common Shares into which such shares was convertible immediately prior to the occurrence of such event plus (ii) the number of Common Shares which such holder would have been entitled to receive in connection with the occurrence of such event had such share been converted immediately prior thereto, and the denominator of which is the number of Common Shares into which such shares were convertible immediately prior to the occurrence of such event. An adjustment made pursuant to this Subsection
5.5.2.1 shall become effective (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of Common Shares entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective;

           5.5.2.2 In case the Corporation at any time or from time to time shall combine or consolidate the outstanding Common Shares into a lesser number of Common Shares, by reclassification or otherwise, then, and in each such case, the number of Common Shares into which each of the Series A Preferred Shares is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of Common Shares determined by multiplying (a) the number of Common Shares into which such share was convertible immediately prior to the occurrence of such event by (b) a fraction, the numerator of which is the number of shares which the holder would have owned after giving effect to such event had such share been converted immediately prior to the occurrence of such event and the denominator of which is the number of Common Shares into which such share was convertible immediately prior to the occurrence of such event. An adjustment made pursuant to this Subsection 5.5.2.2 shall become effective at the close of business on the day immediately prior to the day upon which such corporate action becomes effective; and

           5.5.2.3 In case the Corporation at any time or from time to time shall issue rights or warrants to all holders of its Common Shares entitling them (for a period expiring within forty-five (45) calendar days after the date of issuance) to subscribe for or purchase its Common Shares (or securities convertible into its Common Shares) at a price per share (or having a conversion price per share) less than the Current Market Price (as defined in Subsection
5.5.3 below) per share of Common Shares on the record date fixed for the determination of shareholders entitled to receive such right or warrant, then, and in each such case (unless the holders of the Series A Preferred Shares shall be permitted to subscribe for or purchase Common Shares on the same basis as though such Series A Preferred Shares had been converted into Common Shares immediately prior to the close of business on such record date), the number of Common Shares into which each of the Series A Preferred Shares is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of Common Shares determined by multiplying (a) the number of Common Shares into which such share was convertible immediately prior to such event by (b) a fraction, the numerator of which shall be the sum of (i) the number of Common Shares outstanding on such record date plus (ii) the number of additional Common Shares offered for subscription or purchase, and the denominator of which shall be the sum of (i) the number of Common Shares outstanding on such record date plus (ii) the number of Common Shares which the aggregate consideration receivable by the Corporation for the total number of Common Shares so offered would purchase at such Current Market Price on such record date. For purposes of this Subsection 5.5.2.3, the aggregate consideration receivable by the Corporation in connection with the issuance of rights or warrants to subscribe for or purchase securities convertible into Common Shares shall be deemed to be equal to the sum of the aggregate offering price of such securities plus the minimum aggregate amount, if any, payable upon conversion of such securities into Common Shares. An adjustment made pursuant to this Subsection 5.5.2.3 shall be made upon the issuance of any such rights or warrants and shall be effective retroactively immediately after the close of business as of the record date fixed for the determination of shareholders entitled to receive such rights or warrants. For purposes of this Subsection 5.5.2.3, the granting of the right to purchase Common Shares pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation, and the investment of additional optional amounts, in Common Shares, in any such case at a price per share of not less than ninety-five percent (95%) of the current market price (determined as provided in such plans) per Common Share, shall not be deemed to constitute an issue of rights or warrants by the Corporation within the meaning of this Subsection.

        5.5.3 For purposes of this Article V, the definitions in this Subsection 5.5.3 shall apply. The term "Current Market Price" shall mean, as applied to any class of shares on any date, the average of the daily "Closing Prices" (as hereinafter defined) for the twenty (20) consecutive "Trading Days" (as hereinafter defined) immediately prior to the date in question; provided, however, that in the event that the Current Market Price per Common Share is determined during a period following the announcement by the Corporation of a dividend or distribution on its Common Shares payable in its Common Shares or securities convertible into its Common Shares, and prior to the expiration of thirty (30) consecutive Trading Days after the ex-dividend date for such dividend or distribution, then, and in each such case, the Current Market Price shall be appropriately adjusted to reflect the Current Market Price per Common Share equivalent. The term "Closing Price" on any day shall mean the last per share sales price, regular way, of such shares on such day, or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the such shares are listed or admitted to trading or, if the such shares are not listed or admitted to trading on any national securities exchange, as reported by the NASDAQ Stock Market. The term "Trading Day" shall mean a day on which the principal national securities exchange on which such shares are listed or admitted to trading is open for the transaction of business or, if such shares are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the Borough of Manhattan, City and State of New York, are not authorized or obligated by law or executive order to close.

        5.5.4 The holder of any Series A Preferred Shares may exercise his option to convert such shares into Common Shares by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the Series A Preferred Shares to be converted accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Section 5.5. Such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of Common Shares, provided that in no event shall a certificate of Common Shares be issued in contravention of Section 5.6 or any agreement between the Corporation and the holder. As promptly as practicable, and in any event within five (5) business days after the surrender of such certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes, the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and non assessable Common Shares to which the holder of the Series A Preferred Shares so converted shall be entitled and (ii) if less than the full number of Series A Preferred Shares evidenced by the surrendered certificate or certificates being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversions shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the certificate or certificates representing the Series A Preferred Shares to be converted so that the rights of the holder thereof shall cease except for the right to receive Common Shares in accordance herewith, and the converting holder shall be treated for all purposes as having become the record holder of such Common Shares at such time.

        5.5.5 Upon conversion of any Series A Preferred Shares, the holder thereof, after such conversion, shall not be entitled to receive any accumulated, accrued or unpaid dividends in respect of the shares so converted, provided that such holder shall be entitled to receive any dividends on such Series A Preferred Shares declared prior to such conversion if such holder held such shares on the record date fixed for the determination of holders of the Series A Preferred Shares entitled to receive payment of such dividend.

        5.5.6 In connection with the conversion of any Series A Preferred Shares, no fractions of Common Shares shall be issued, but the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the market value of such fractional interest. In such event, the market value of a Common Share shall be the Closing Price of such shares on the last business day on which such shares were traded immediately preceding the date upon which such Series A Shares are deemed to have been converted.

        5.5.7 The Corporation shall at all times reserve and keep available out of its authorized Common Shares the full number of Common Shares issuable upon the conversion of all outstanding Series A Preferred Shares.

     5.6 Restrictions on Transfer. NO SERIES A PREFERRED SHARES SHALL BE SOLD, ASSIGNED, ALIENATED, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT THE EXPRESS WRITTEN CONSENT OF THE CORPORATION. THE HOLDER, IN ACCEPTING SERIES A PREFERRED SHARES, ACKNOWLEDGES THAT CONVERSION PURSUANT TO SECTION 5.5 IS A PREREQUISITE TO ANY TRANSFER OF ANY BENEFICIAL INTEREST IN SUCH SHARES. EACH CERTIFICATE OF SERIES A PREFERRED SHARES SHALL BEAR A LEGEND SETTING FORTH THIS RESTRICTION.

     5.7 Reacquired Shares. Any Series A Preferred Shares purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. The Corporation shall cause all such shares upon their cancellation to become authorized but unissued Preferred Shares which may be reissued as part of a new series of Preferred Shares subject to the conditions and restrictions on issuance set forth herein, in any resolution or Articles of Amendment establishing a series of Preferred Shares or any similar shares, or as otherwise required by law.

     5.8 Liquidation, Dissolution, or Winding Up. Upon any liquidation, dissolution, or winding up of the Corporation, the Series A Preferred Shares shall not be entitled to any preference over the Corporation's Common Shares with respect to distributions of the assets of the Corporation.

     5.9 Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination, or other transaction in which the Common Shares are exchanged for or changed into other stock or securities, cash and/or any other property payable in kind, then in any such case, each Series A Preferred Share shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to five (5) times the aggregate amount of shares, securities, cash, and/or any other property (payable in kind), as the case may be, into which or for which each Common Share is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Series A Preferred Shares shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

     5.10 Redemption. The Series A Preferred Shares may be redeemed in whole or in part by the Corporation at any time after issuance for an amount equal to the issue price, plus any accrued and unpaid dividends.

     5.11 Rank. The Series A Preferred Shares shall rank junior with respect to the payment of dividends and the distribution of assets to all series of the Corporation's Preferred Shares or any similar shares that specifically provide that they shall rank prior to the Series A Preferred Shares. Nothing herein shall preclude the Board from creating any series of Preferred Shares or any similar shares ranking on a parity with or prior to the Series A Preferred Shares as to the payment of dividends or the distribution of assets upon liquidation, dissolution, or winding up.

                                   ARTICLE VI

                      CERTAIN DEFINITIONS; INTERPRETATION

     6.1 Definitions. For purposes of Articles VI through XIII, the following defined terms shall have the meanings set forth below. All references in these Articles to statutes, rules or regulations shall include a reference to said statutes, rules or regulations as currently in effect or hereafter amended.

        6.1.1 "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Securities Exchange Act of 1934.

        6.1.2 "Beneficial Owner" and correlative terms shall have the meanings ascribed to them in Rule 13d-3 and related interpretive releases promulgated and issued under the Securities Exchange Act of 1934. Without limitation, any Voting Shares which any Twenty Percent Shareholder has the right to vote or to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed "Beneficially Owned" by such Twenty Percent Shareholder.

     A person shall be a "Beneficial Owner" of any Voting Shares:

          (1) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

          (2) which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement, or understanding; or

          (3) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any Voting Shares.

        6.1.3 "Board of Directors" or the "Board" means the group of individuals elected by the shareholders as Directors of the Corporation or appointed by the Directors to fill a vacancy on the Board.

        6.1.4 "Continuing Director" shall mean, with respect to any proposed Major Transaction, a Director who was a member of the Board of Directors immediately prior to the time that any Twenty Percent Shareholder involved in the proposed Major Transaction acquired twenty percent (20%) or more of the outstanding Voting Shares.

        6.1.5 "Disinterested Director" means any member of the Board of Directors who is unaffiliated with any Five Percent Shareholder and/or Forty Percent Shareholder and was a member of the Board prior to the time that any Five Percent Shareholder or Forty Percent Shareholder became a Five Percent Shareholder or Forty Percent Shareholder, and any successor of a Disinterested Director who is unaffiliated with any Five Percent Shareholder or Forty Percent Shareholder and is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board.

        6.1.6 "Fair Market Value" means (i) in the case of shares, the Market Price, and (ii) in the case of property other than cash or shares, the fair market value of such property on the date in question as determined by the Board in good faith.

        6.1.7 "Five Percent Shareholder" shall mean any person (other than the Corporation or any Subsidiary) who or which:

           6.1.7.1 is the Beneficial Owner, directly or indirectly, of five percent (5%) or more of the voting power of the outstanding Voting Shares; or

           6.1.7.2 is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of five percent (5%) or more of the voting power of the then outstanding Voting Shares; or

           6.1.7.3 is an assignee of or has otherwise succeeded to any Voting shares which were, at any time within the two-year period immediately prior to the date in question, beneficially owned by any Five Percent Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

        6.1.8 "Forty Percent Shareholder" shall mean any person (other than the Corporation or any Subsidiary) who or which:

           6.1.8.1 is the Beneficial Owner, directly or indirectly, of forty percent (40%) or more of the voting power of the outstanding Voting Shares; or

           6.1.8.2 is an Affiliate of the Corporation and at anytime within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of forty percent (40%) or more of the voting power of the then outstanding Voting Shares; or

           6.1.8.3 is an assignee of or has otherwise succeeded to any Voting Shares which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Forty Percent Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

        6.1.9 "Major Transaction" shall mean (1) any merger or consolidation of the Corporation or a Subsidiary with or into a Twenty Percent Shareholder, (2) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or other security device, of all or any Substantial Part of the assets of the Corporation (including without limitation any securities of a Subsidiary) or of a Subsidiary, to a Twenty Percent Shareholder, (3) any merger or consolidation of a Twenty Percent Shareholder with or into the Corporation or a Subsidiary, (4) any sale, lease, exchange, transfer, or other disposition of all or any

Substantial Part of the assets of a Twenty Percent Shareholder to the Corporation or a Subsidiary, (5) the issuance of any securities of the Corporation or a Subsidiary to a Twenty Percent Shareholder, (6) the acquisition by the Corporation or a Subsidiary of any securities of a Twenty Percent Shareholder, (7) any reclassification of Voting Shares, or any recapitalization involving Voting Shares, proposed by a Twenty Percent Shareholder within five years after such Twenty Percent Shareholder became a Twenty Percent Shareholder,
(8) any loan or other extension of credit by the Corporation or a Subsidiary to a Twenty Percent Shareholder or any guarantees by the Corporation or a Subsidiary of any loan or other extension of credit by any person to a Twenty Percent Shareholder, and (9) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Major Transaction.

        6.1.10 "Market Price" means: the last closing sale price immediately preceding the time in question of a share of the stock in question on the Composite Tape for New York Stock Exchange-listed stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the last closing bid quotation with respect to a share of such stock immediately preceding the time in question on the NASDAQ Stock Market or any system then in use (or any other system of reporting or ascertaining quotations then available), or if such stock is not so quoted, the fair market value at the time in question of a share of such stock as determined by the Board in good faith.

        6.1.11  "Other consideration to be received" shall, for the purposes of
Section 7.1.4.1, include without limitation Voting Shares retained by its existing public shareholders in the event of a Major Transaction which is a merger or consolidation in which the Corporation is the surviving corporation.

        6.1.12 "Outside Director" shall mean, with respect to any proposed Major Transaction, a Director who is not (1) an officer or employee of the Corporation or of any Subsidiary or any relative of an officer or employee, (2) a Twenty Percent Shareholder or an officer, Director or employee, Associate or Affiliate of a Twenty Percent Shareholder, or a relative of any of the foregoing, or (3) a person having a direct or indirect material business relationship with the Corporation or any Subsidiary.

        6.1.13 "Subsidiary" means any corporation or other entity of which a majority of any class of equity security is beneficially owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definitions of Five Percent Shareholder and Forty Percent Shareholder set forth in Subsections 6.1.7 and 6.1.8, the term "Subsidiary" shall mean only a corporation of which a majority of the voting power of the capital shares entitled to vote generally in the election of Directors is owned, directly or indirectly, by the Corporation.

        6.1.14 "Substantial Part" shall mean more than ten percent (10%) of the total assets of the person or entity in question, as of the end of its most recent fiscal year ending prior to the time the determination is being made.

        6.1.15 "Twenty Percent Shareholder" shall mean any individual, corporation, partnership, or other person or entity and each member of any "person" as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934 which, together with its Affiliates and Associates, or other members of such "person" and any other person or entity with which it or its Affiliates or Associates has any agreement, arrangement, or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Voting Shares, is the Beneficial Owner of twenty percent (20%) or more in the aggregate of the outstanding Voting Shares, and any Affiliate, Associate or member of such "person," or any such other persons or entities.

        6.1.16 "Voting Shares" shall mean all Common Shares and any other shares entitled to vote for the election of Directors as of the date on which a determination of Voting Shares is being made under these Articles of Incorporation.

     6.2 Interpretation. In making interpretations under the provisions of Articles VI through XIII of these Articles, the following paragraphs shall apply:

        6.2.1 For the purposes of determining whether a person is a Five Percent Shareholder, a Forty Percent Shareholder, or a Twenty Percent Shareholder, pursuant to Subsections 6.1.7, 6.1.8, and 6.1.15, respectively, the number of Voting Shares deemed to be outstanding shall include shares deemed owned through application of Subsection 6.1.2, but shall not include any other Voting Shares which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

        6.2.2 The Board of Directors shall have the power and duty to determine for the purposes of this Article VI, on the basis of information known to the Corporation, whether (a) any corporation, person or other entity "Beneficially Owns," directly or indirectly, more than twenty percent (20%) of the Voting Shares, (b) any corporation, person or other entity is an Affiliate or Associate of another and (c) any proposed sale, lease, exchange or other disposition of part of the assets of the Corporation or any of its Affiliates involves a Substantial Part of the assets of the Corporation or such Affiliate, provided that assets involved in any single transaction or series of related transactions having an aggregate Fair Market Value of more than fifteen percent (15%) of the total consolidated assets of the Corporation and its Affiliates shall always be deemed to constitute a "Substantial Part" for purposes of this Article VI. Any such determination made in good faith shall be conclusive and binding for all purposes of this Article VI.

                                  ARTICLE VII

                   HIGHER THAN MAJORITY VOTE OF SHAREHOLDERS
                 REQUIRED IN THE EVENT OF CERTAIN TRANSACTIONS

     7.1 Restrictions on Major Transactions. Subject to the provisions of any series of Preferred Shares which may at the time be outstanding, any Major Transaction shall require the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding Voting Shares, which shall include the affirmative vote of at least fifty percent (50%) of the outstanding Voting Shares held by shareholders other than the Twenty Percent Shareholder involved in such Major Transaction; provided, however, that such voting requirement shall not be applicable if:

        7.1.1 The Major Transaction was approved by the Board either (i) prior to the Twenty Percent Shareholder involved in the Major Transaction having become a Twenty Percent Shareholder, or (ii) after such Twenty Percent Shareholder became such but only if the Twenty Percent Shareholder has sought and obtained the unanimous approval by the Board of such Twenty Percent Shareholder's acquisition of twenty percent (20%) or more of the outstanding Voting Shares prior to such acquisition being consummated; or

        7.1.2 The Major Transaction involves solely the Corporation and a Subsidiary none of whose stock is Beneficially Owned by a Twenty Percent Shareholder (other than Beneficial Ownership arising solely because of control of the Corporation); provided that each shareholder of the Corporation receives the same type of consideration in such transaction in proportion to his share holdings; or

        7.1.3 Prior to becoming a Twenty Percent Shareholder, such Twenty Percent Shareholder made a tender offer for Voting Shares which (i) conformed in all respects to federal laws and regulations governing such a transaction whether or not the Corporation or such shares were then regulated by or registered under said laws, (ii) committed such Twenty Percent Shareholder to take all shares tendered if it took any shares, and (iii) resulted in such Twenty Percent Shareholder acquiring at least seventy-five percent (75%) of the shares of each class of Voting Shares held by persons other than such Twenty Percent Shareholder; or

        7.1.4  All the following conditions are satisfied:

           7.1.4.1 The cash or Fair Market Value of the property, securities or "other consideration" to be received per share (as adjusted for stock splits, stock dividends, reclassification of shares into a lesser number, and similar events) by holders of Common Shares in the Major Transaction is not less than the higher of (i) the highest per share price (including brokerage commissions, soliciting dealer's fees, dealer-management compensation, and other expenses, including, but not limited to, costs of newspaper advertisements, printing expenses and attorneys' fees, paid by such Twenty Percent Shareholder in acquiring any of its holdings of the Common Shares or (ii) an amount which bears the same or a greater percentage relationship to the Market Price of the Common Shares immediately prior to the announcement of such Major Transaction as the highest per share price determined in (i) above bears to the Market Price of the Common Shares immediately prior to the commencement of acquisition of the Common Shares by such Twenty Percent Shareholder; and

           7.1.4.2 After becoming a Twenty Percent Shareholder and prior to the consummation of such Major Transaction, (i) such Twenty Percent Shareholder shall not have acquired any shares directly or indirectly, from the Corporation or a Subsidiary (except upon conversion of convertible securities acquired by it prior to becoming a Twenty Percent Shareholder or upon compliance with the provisions of this Article VII or as a result of a pro rata stock dividend or stock split) and (ii) such Twenty Percent Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the Corporation or a Subsidiary, or made any major changes in the Corporation's business or equity capital structure without the unanimous vote of the members of the Board then in office; and

           7.1.4.3 A proxy statement responsive to the requirements of the Securities Exchange Act of 1934, whether or not the Corporation is then subject to such requirements, shall be mailed to all shareholders of the Corporation for the purpose of soliciting shareholder approval of such Major Transaction and shall contain at the front thereof, in a prominent place any recommendations as to the advisability (or inadvisability) of the Major Transaction which the Continuing Directors, or any Outside Directors, may choose to state.

     7.2 Clarification. Nothing contained in this Article VII shall be construed to relieve any Twenty Percent Shareholder from any fiduciary obligation imposed by law.

                                  ARTICLE VIII

                     RESTRICTIONS ON SHARE REPURCHASES AND
                               OTHER TRANSACTIONS

     8.1 Restrictions on Share Repurchase. Any purchase by the Corporation of Voting Shares from a Five Percent Shareholder, other than pursuant to an offer to the holders of all of the outstanding shares of the same class of Voting Shares as those so purchased, at a per share price in excess of the Market Price, at the time of such purchase of the shares so purchased, shall require the affirmative vote of the holders of that amount of the voting power of the Voting Shares equal to the sum of (i) the voting power of the Voting Shares of which the Five Percent Shareholder is the Beneficial Owner and (ii) a majority of the voting power of the remaining outstanding Voting Shares, voting together as a single class.

     8.2 Other Transactions. In addition to any affirmative vote required by law or these Articles of Incorporation:

        8.2.1 any merger or consolidation of the Corporation or any Subsidiary with (1) any Five Percent Shareholder or (2) any other corporation (whether or not itself a Five Percent Shareholder) which is, or after such merger or consolidation would be, an Affiliate of a Five Percent Shareholder; or

        8.2.2 any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Five Percent Shareholder or any Affiliate of any Five Percent Shareholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value of $2,000,000 or more; or

        8.2.3 the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary having an aggregate Fair Market Value of $2,000,000 or more to any Five Percent Shareholder or any Affiliate of any Five Percent Shareholder in exchange for cash, securities or other property (or a combination thereof); or

        8.2.4 the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of a Five Percent Shareholder or any Affiliate of any Five Percent Shareholder; or

        8.2.5 any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any Subsidiary or any other transaction (whether or not with or into or otherwise involving a Five Percent Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Five Percent Shareholder or any Affiliate of any Five Percent Shareholder;

shall require either (a) the approval of a majority of the Disinterested Directors or (b) the affirmative vote of the holders of that amount of voting power of the Voting Shares equal to the sum of (1) the voting power of the Voting Shares of which the Five Percent Shareholder is the beneficial owner and
(2) a majority of the voting power of the remaining outstanding Voting Shares, voting together as a single class; provided, however, that no such vote shall be required for (i) the purchase by the Corporation of Voting Shares from a Five Percent Shareholder unless such vote is required by Section 8.1 of this Article VIII, (ii) any transaction with a Five Percent Shareholder who is also a Twenty Percent Shareholder as defined in Article VI and to which the provisions of
Article VII apply and are complied with, or (iii) any transaction with a Five Percent Shareholder who has Beneficially Owned all his Voting Shares for two years or more.

     8.3 Forty Percent Shareholder and Cumulative Voting. At any election of Directors of the Corporation on or after the date on which any Forty Percent Shareholder becomes a Forty Percent Shareholder, and until such time as there is no longer any Forty Percent Shareholder, there shall be cumulative voting for election of Directors so that any holder of Voting Shares entitled to vote in such election shall be entitled to as many votes as shall equal the number of Directors to be elected multiplied by the number of votes to which such shareholder's shares would be entitled except for the provisions of this Section 8.3, and such shareholder may cast all of such votes for a single Director, or distribute such votes among as many candidates as such shareholder sees fit. In any such election of Directors, one or more candidates for the Board may be nominated by a majority of the Disinterested Directors and by any person who is the Beneficial Owner of one percent (1%) or more of the outstanding Voting Shares. With respect to any candidates nominated by a majority of the Disinterested Directors or by any person who is the Beneficial Owner of one percent (1%) or more of the outstanding Voting Shares, there shall be included in any proxy statement or other communication with respect to such election to be sent to holders of Voting Shares by the Corporation during the period in which there is a Forty Percent Shareholder, at the expense of the Corporation, descriptions and other statements of or with respect to such candidates submitted by them or on their behalf, which shall receive equal space, coverage and treatment as is received by candidates nominated by the Board or management of the Corporation provided that such information is received on a timely basis and complies with applicable federal and state securities laws.

     8.4 Duties of Five Percent Shareholder. It shall be the duty of any Five Percent Shareholder:

        8.4.1 to give or cause to be given written notice to the Corporation, immediately upon becoming a Five Percent Shareholder, of such person's status as a Five Percent Shareholder and of such other information as the Corporation may reasonably require with respect to identifying all owners and amount of ownership of the outstanding Voting Shares of which such Five Percent Shareholder is a Beneficial Owner, and

        8.4.2 to notify the Corporation promptly in writing of any change in the information provided in Subsection 8.4.1; provided, however, that the failure of a Five Percent Shareholder to comply with the provisions of this
Section 8.4 shall not in any way be construed to prevent the Corporation from enforcing the provisions of Sections 8.1 through 8.3 of this Article VIII.

                                   ARTICLE IX

                MERGERS, SHARE EXCHANGES, AND OTHER TRANSACTIONS

     Except as otherwise expressly provided in these Articles of Incorporation, a merger, share exchange, sale of substantially all of the Corporation's assets, or dissolution must be approved by the affirmative vote of a majority of the Corporation's outstanding shares entitled to vote, or if separate voting by voting groups is required, then by not less than a majority of all the votes entitled to be cast by that voting group.

                                   ARTICLE X

                                   DIRECTORS

     10.1 Number. The number of Directors of the Corporation shall be fixed in the manner specified by the Bylaws of the Corporation, provided that the number of Directors shall not be less than nine (9).

     10.2 Classes. The Board of Directors shall be divided into three classes, with each class to be as equal in number as may be possible. A Director's basic term shall be three years, but initially the term of the Directors in the first class shall expire at the first annual shareholders' meeting after the filing of these Articles, the term of Directors in the second class shall expire at the second annual shareholders' meeting after the filing of these Articles, and the term of Directors in the third class shall expire at the third annual shareholders' meeting after the filing of these Articles.

     10.3 Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of Directors shall be filled only by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director, unless for any reason there are no Directors in office in which case they shall be filled by a special election by shareholders. The term of a Director elected to fill a vacancy expires at the next shareholders' meeting at which Directors are elected.

     10.4 Cumulative Voting. Except as otherwise provided in these Articles, shareholders of the Corporation shall not have the right to cumulate votes in the election of Directors.

     10.5 Removal of Directors. At a meeting of shareholders called expressly for that purpose, any Director, any class of Directors, or the entire Board of Directors may be removed from office as a Director at any time (a) for cause by the affirmative vote at a duly called meeting of shareholders of at least eighty percent (80%) of the votes which all shareholders would be entitled to cast at an annual election of the director or directors, provided that if cumulative voting is then in effect, then a Director may not be removed if the number of votes sufficient to elect such Director is voted against the Director's removal, or (b) without cause by the affirmative vote which satisfies the requirements of
Article XIII applicable to an amendment, modification, or repeal of certain of these Articles.

                                   ARTICLE XI

                              AMENDMENT OF BYLAWS

     In furtherance and not in limitation of the powers conferred by the WBCA, the Board of Directors is expressly authorized to make, adopt, repeal, alter, amend, and rescind the Bylaws of the Corporation by a resolution adopted by a majority of the Directors. The shareholders shall also have the power to adopt, amend or repeal the Bylaws of the Corporation by the affirmative vote which satisfies the requirements of Article XIII applicable to an amendment, modification, or repeal of certain of these Articles.

                                  ARTICLE XII

                          SPECIAL SHAREHOLDER MEETINGS

     Special meetings of the shareholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors or an authorized committee of the Board of Directors, but such special meetings may not be called by any other person or persons.

                                  ARTICLE XIII

                       RESTRICTIONS ON CERTAIN AMENDMENTS

     The provisions set forth in this Article XIII and in Articles III, VI, VII,VIII, X and XII herein may not be repealed or amended in any respect, unless such action is approved by the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding Voting Shares, subject to the provisions of any series of Preferred Shares which may at the time be outstanding, provided, however, that if there is a shareholder of the Corporation which is a Twenty Percent Shareholder, such eighty percent (80%) vote must include the affirmative vote of at least fifty percent (50%) of the outstanding Voting Shares held by shareholders other than the Twenty Percent Shareholder.

                                  ARTICLE XIV

                        LIMITATION OF DIRECTOR LIABILITY

     A Director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for conduct as a Director, except for:

     (a) Acts or omissions involving intentional misconduct by the Director or a knowing violation of law by the Director;

     (b) Conduct violating Section 23B.08.310 of the WBCA (which involves distributions by the Corporation); or

     (c) Any transaction from which the Director will personally receive a benefit in money, property, or services to which the Director is not legally entitled.

If the WBCA is amended to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent not prohibited by the WBCA, as so amended. The provisions of this Article shall be deemed to be a contract with each Director of the Corporation who serves as such at any time while such provisions are in effect, and each such Director shall be deemed to be serving as such in reliance on the provisions of this Article. Any repeal or modification of this paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation with respect to any acts or omissions of such Director occurring prior to such repeal or modification.

                                   ARTICLE XV

                                INDEMNIFICATION

     15.1  Definitions. As used in this Article:

        15.1.1 "Agent" means an individual who is or was an agent of the Corporation or an individual who, while an agent of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. "Agent" includes, unless the context requires otherwise, the spouse, heirs, estate and personal representative of an agent.

        15.1.2 "Corporation" means the Corporation, its Subsidiaries, and any domestic or foreign predecessor entity which, in a merger or other transaction, ceased to exist.

        15.1.3 "Director" means an individual who is or was a Director of the Corporation or an individual who, while a Director of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. "Director" includes, unless the context requires otherwise, the spouse, heirs, estate, and personal representative of a Director.

        15.1.4 "Employee" means an individual who is or was an employee of the Corporation or an individual, while an employee of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. "Employee" includes, unless the context requires otherwise, the spouse, heirs, estate, and personal representative of an employee.

        15.1.5  "Expenses" include counsel fees.

        15.1.6 "Indemnitee" means an individual made a party to a Proceeding because the individual is or was a Director, Officer, Employee, or Agent of the Corporation, and who possesses indemnification rights pursuant to these Articles or other corporate action. "Indemnitee" includes, unless the context requires otherwise, the spouse, heirs, estate, and personal representative of such individuals.

        15.1.7 "Liability" means the obligation to pay a judgment, settlement, penalty, fine, including an excise tax with respect to an employee benefit plan, or reasonable Expenses incurred with respect to a Proceeding.

        15.1.8 "Officer" means an individual who is or was an officer of the Corporation (regardless of whether or not such individual was also a Director) or an individual who, while an officer of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. "Officer" includes, unless the context requires otherwise, the spouse, heirs, estate, and personal representative of an officer.

        15.1.9 "Party" includes an individual who was, is, or is threatened to be named a defendant, respondent, or witness in a Proceeding.

        15.1.10 "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, derivative, criminal, administrative, or investigative, and whether formal or informal.

        15.1.11 "Subsidiary" means any corporation or other entity that is wholly owned by the Corporation, directly or indirectly, and any other entities that are specifically designated as "Subsidiaries" for purposes of this Article by the Board of Directors.

     15.2 Indemnification Rights of Directors and Officers. The Corporation shall indemnify its Directors and Officers to the full extent not prohibited by applicable law now or hereafter in force against liability arising out of a Proceeding to which such individual was made a Party because the individual is or was a Director or an Officer. However, such indemnity shall not apply on account of:

          (a) Acts or omissions of a Director or Officer finally adjudged to be intentional misconduct or a knowing violation of law;

          (b) Conduct of a Director or Officer finally adjudged to be in violation of Section 23B.08.310 of the WBCA relating to distributions by the Corporation; or

          (c) Any transaction with respect to which it was finally adjudged that such Director or Officer personally received a benefit in money, property, or services to which the Director or Officer was not legally entitled.

     Subject to the foregoing, it is specifically intended that Proceedings covered by indemnification shall include Proceedings brought by the Corporation (including derivative actions), Proceedings by government entities and governmental officials, or other third party actions.

     15.3 Indemnification of Employees and Agents of the Corporation. The Corporation may, by action of its Board of Directors from time to time, provide indemnification and pay Expenses in advance of the final disposition of a Proceeding to Employees and Agents of the Corporation who are not also Directors, in each case to the same extent as to a Director with respect to the indemnification and advancement of Expenses pursuant to rights granted under, or provided by, the WBCA or otherwise.

     15.4 Partial Indemnification. If an Indemnitee is entitled to indemnification by the Corporation for some or a portion of Expenses, liabilities, or losses actually and reasonably incurred by Indemnitee in an investigation, defense, appeal or settlement but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses, liabilities or losses to which Indemnitee is entitled.

     15.5 Procedure for Seeking Indemnification and/or Advancement of Expenses. The following procedures shall apply in the absence of (or at the option of the Indemnitee, in lieu thereof) specific procedures otherwise applicable to an Indemnitee pursuant to a contract, trust agreement, or general or specific action of the Board of Directors:

        15.5.1 Notification and Defense of Claim. Indemnitee shall promptly notify the Corporation in writing of any Proceeding for which indemnification could be sought under this Article. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

With respect to any such Proceeding as to which Indemnitee has notified the
Corporation:

        (a) The Corporation will be entitled to participate therein at its own expense; and

        (b) Except as otherwise provided below, to the extent that it may wish, the Corporation, jointly with any other indemnifying party similarly notified, will be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. Indemnitee's consent to such counsel may not be unreasonably withheld.

        After notice from the Corporation to Indemnitee of its election to assume the defense, the Corporation will not be liable to Indemnitee under this Article for any legal or other Expenses subsequently incurred by Indemnitee in connection with such defense. However, Indemnitee shall continue to have the right to employ its counsel in such Proceeding, at Indemnitee's expense; and if:

             (i) The employment of counsel by Indemnitee has been authorized by the Corporation;

             (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of such defense; or

             (iii) The Corporation shall not in fact have employed counsel to assume the defense of such Proceeding,

the fees and Expenses of Indemnitee's counsel shall be at the expense of the Corporation.

     The Corporation shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall reasonably have made the conclusion that a conflict of interest may exist between the Corporation and the Indemnitee in the conduct of the defense.

        15.5.2 Information to be Submitted and Method of Determination and Authorization of Indemnification. For the purpose of pursuing rights to indemnification under this Article, the Indemnitee shall submit to the Board a sworn statement requesting indemnification and reasonable evidence of all amounts for which such indemnification is requested. Together, the sworn statement and the evidence constitute an "Indemnification Statement."

     Submission of an Indemnification Statement to the Board shall create a presumption that the Indemnitee is entitled to indemnification hereunder, and the Corporation shall, within sixty (60) calendar days thereafter, make the payments requested in the Indemnification Statement to or for the benefit of the Indemnitee, unless: (1) within such sixty (60) calendar day period it shall be determined by the Corporation that the Indemnitee is not entitled to indemnification under this Article; (2) such determination shall be based upon clear and convincing evidence (sufficient to rebut the foregoing presumption); and (3) the Indemnitee shall receive notice in writing of such determination, which notice shall disclose with particularity the evidence upon which the determination is based.

     The foregoing determination may be made: (1) by the Board of Directors by majority vote of a quorum of Directors who are not at the time Parties to the Proceedings; (2) if a quorum cannot be obtained, by majority vote of a committee duly designated by the Board of Directors (in which designation, Directors who are Parties may participate) consisting solely of two
(2) or more Directors not at the time Parties to the Proceeding; (3) by special legal counsel; or (4) by the shareholders as provided by Section 23B.08.550 of the WBCA.

     Any determination that the Indemnitee is not entitled to indemnification, and any failure to make the payments requested in the Indemnification Statement, shall be subject to judicial review by any court of competent jurisdiction.

        15.5.3 Special Procedure Regarding Advances for Expenses. An Indemnitee seeking payment of Expenses in advance of a final disposition of the Proceeding must furnish the Corporation, as part of the Indemnification Statement:

           15.5.3.1 A written affirmation of the Indemnitee's good faith belief that the Indemnitee has met the standard of conduct required to be eligible for indemnification; and

           15.5.3.2 A written undertaking, constituting an unlimited general obligation of the Indemnitee, to repay the advance if it is ultimately determined that the Indemnitee did not meet the required standard of conduct.

        Upon satisfaction of the foregoing, the Indemnitee shall have a contractual right to the payment of such Expenses.

        15.5.4 Settlement. The Corporation is not liable to indemnify Indemnitee for any amounts paid in settlement of any Proceeding without the Corporation's written consent. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Corporation nor Indemnitee may unreasonably withhold its consent to a proposed settlement.

     15.6.  Contract and Related Rights.

        15.6.1 Contract Rights. The right of an Indemnitee to indemnification and advancement of Expenses is a contract right upon which the Indemnitee shall be presumed to have relied in determining to serve or to continue to serve in his or her capacity with the Corporation. Such right shall continue as long as the Indemnitee shall be subject to any possible Proceeding. Any amendment to or repeal of this Article shall not adversely affect any right or protection of an Indemnitee with respect to any acts or omissions of such Indemnitee occurring prior to such amendment or repeal.

        15.6.2  Optional Insurance, Contracts, and Funding. The Corporation may:

           15.6.2.1 Maintain insurance, at its expense, to protect itself and any Indemnitee against any liability, whether or not the Corporation would have power to indemnify the individual against the same liability under Section 23B.08.510 or .520 of the WBCA;

           15.6.2.2 Enter into contracts with any Indemnitee in furtherance of this Article and consistent with the WBCA; and

           15.6.2.3 Create a trust fund, grant a security interest, or use other means (including without limitation a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article.

        15.6.3 Severability. If any provision or application of this Article shall be invalid or unenforceable, the remainder of this Article and its remaining applications shall not be affected thereby, and shall continue in full force and effect.

        15.6.4 Right of Indemnitee to Bring Suit. If (1) a claim under this Article for indemnification is not paid in full by the Corporation within sixty
(60) calendar days after an Indemnification Statement has been received by the Corporation; or (2) a claim under this Article for advancement of Expenses is not paid in full by the Corporation within twenty (20) calendar days after a written claim has been received by the Corporation, then the Indemnitee may, but need not, at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the extent successful in whole or in part, the Indemnitee shall be entitled to also be paid the expense (to be proportionately prorated if the Indemnitee is only partially successful) of prosecuting such claim. Neither (1) the failure of the Corporation (including its Board of Directors, its shareholders, or independent legal counsel) to have made a determination prior to the commencement of such Proceeding that indemnification or reimbursement or advancement of Expenses to the Indemnitee is proper in the circumstances; nor (2) an actual determination by the Corporation (including its Board of Directors, its shareholders, or independent legal counsel) that the Indemnitee is not entitled to indemnification or to the reimbursement or advancement of Expenses, shall be a defense to the Proceeding or create a presumption that the Indemnitee is not so entitled.

        15.6.5 Nonexclusivity of Rights. The right to indemnification and the payment of Expenses incurred in defending a Proceeding in advance of its final disposition granted in this Article shall not be exclusive of any other right which any Indemnitee may have or hereafter acquire under any statute, provision of this Article or the Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise. The Corporation shall have the express right to grant additional indemnity without seeking further approval or satisfaction by the shareholders. All applicable indemnity provisions and any applicable law shall be interpreted and applied so as to provide an Indemnitee with the broadest but nonduplicative indemnity to which he or she is entitled.

     15.7  Contribution. If the indemnification provided in Section 15.2 of this
Article is not available to be paid to Indemnitee for any reason other than those set forth in subparagraphs 15.2(a), 15.2(b), and 15.2(c) of Section 15.2 of this Article (for example, because indemnification is held to be against public policy even though otherwise permitted under Section 15.2) then in respect of any Proceeding in which the Corporation is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Corporation shall contribute to the amount of loss paid or payable by Indemnitee in such proportion as is appropriate to reflect:

          (a) The relative benefits received by the Corporation on the one hand and the Indemnitee on the other hand from the transaction from which such Proceeding arose, and

          (b) The relative fault of the Corporation on the one hand and the Indemnitee on the other hand in connection with the events which resulted in such loss, as well as any other relevant equitable consideration.

     The relative benefits received by and fault of the Corporation on the one hand and the Indemnitee on the other shall be determined by a court of competent jurisdiction (which may be the same court in which the Proceeding took place) with reference to, among other things, the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent the circumstances resulting in such loss. The Corporation agrees that it would not be just and equitable if a contribution pursuant to this Article was determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

     15.8 Exceptions. Any other provision herein to the contrary notwithstanding, the Corporation shall not be obligated pursuant to the terms of these Articles to indemnify or advance Expenses to Indemnitee with respect to any Proceeding:

        15.8.1 Claims Initiated by Indemnitee. Initiated or brought voluntarily by Indemnitee and not by way of defense, but such indemnification or advancement of Expenses may be provided by the Corporation in specific cases if the Board of Directors finds it to be appropriate. Notwithstanding the foregoing, the Corporation shall provide indemnification including the advancement of Expenses with respect to Proceedings brought to establish or enforce a right to indemnification under these Articles or any other statute or law or as otherwise required under the statute.

        15.8.2 Lack of Good Faith. Instituted by Indemnitee to enforce or interpret this Article, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such Proceeding was not made in good faith or was frivolous.

        15.8.3 Insured Claims. For which any of the Expenses or liabilities for indemnification is being sought have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Corporation.

        15.8.4 Prohibited by Law. If the Corporation is prohibited by the WBCA or other applicable law as then in effect from paying such indemnification and/or advancement of Expenses. For example, the Corporation and Indemnitee acknowledge that the Securities and Exchange Commission ("SEC") has taken the position that indemnification is not possible for liabilities arising under certain federal securities laws. Indemnitee understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation's right to indemnify Indemnitee.

     15.9 Successors and Assigns. All obligations of the Corporation to indemnify any Director or Officer shall be binding upon all successors and assigns of the Corporation (including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law). The Corporation shall not effect any sale of substantially all of its assets, merger, consolidation, or other reorganization, in which it is not the surviving entity, unless the surviving entity agrees in writing to assume all such obligations of the Corporation.

                                  ARTICLE XVI

                                  INCORPORATOR

     The name and address of the incorporator are:

                                Richard B. Dodd
                              5000 Columbia Center
                                701 Fifth Avenue
                               Seattle, WA 98104

     The undersigned Incorporator has signed these Articles of Incorporation as
of           , 1996.


                                            -----------------------------------
                                                      Richard B. Dodd
                                                        Incorporator

                                                                      APPENDIX C

                               UNIVAR CORPORATION

                           1995 INCENTIVE STOCK PLAN
                             ADOPTED APRIL 26, 1995

     1. Introduction; Purpose of the Plan. This Plan establishes the right of and procedures for Univar Corporation (the "Company") to grant to its key employees (1) Non-Qualified Stock Options, (2) Incentive Stock Options, and (3) Restricted Stock Awards. The purpose of this Plan is to enhance the long-term performance of Univar Corporation by rewarding key employees of the Company and its Subsidiaries for the sustained creation of incremental value for the Company's shareholders. The Plan provides a means whereby Participants are given an opportunity to share financially in this incremental value through Options and other Awards.

     2. Definitions. As used herein, the following definitions shall apply:

        2.1 "Award" shall mean a Restricted Stock Award awarded to a Participant pursuant to the Plan and evidenced by a written agreement which generally incorporates the terms and provisions of the Plan.

        2.2  "Board" shall mean the Board of Directors of the Company.

        2.3 "Cause" shall mean (1) continued failure by a Participant to perform his or her duties (except as a direct result of the Participant's incapacity due to physical or mental illness) for a period of at least six (6) months after receiving written notification by the Chief Executive Officer or an individual designated by the Chief Executive Officer (or the Board in the case of the Chief Executive Officer) identifying the manner in which the Participant has failed to perform his or her duties; (2) engaging in conduct, which, in the opinion of a majority of the Subcommittee, is materially injurious to the Company; or (3) conviction of the Participant of a misdemeanor involving moral turpitude or any felony.

        2.4 "Change of Control" shall mean the occurrence of any of the following events: (1) an acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" or "Group" (as such terms are used for purposes of Section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 of the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company's then outstanding Voting Securities; (2) the Board ceases for any reason to have at least a majority of "Unaffiliated Directors" (defined as all members of the Board except those who are or were proposed for nomination as a member of the Board by, or are otherwise "affiliated" or "associated" (as those terms are used for purposes of Rule 12b-2 of the Exchange Act) with, a person who has Beneficial Ownership of ten percent (10%) or more of the combined voting power of the Company); or
(3) approval by the shareholders of the Company of (i) a merger, consolidation, or reorganization involving the Company, unless either (a) the shareholders of the Company immediately before such merger, consolidation, or reorganization own, directly or indirectly immediately following such merger, consolidation, or reorganization, at least seventy-five percent (75%) of the combined voting power of the Company resulting from such merger, consolidation, or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership immediately before such merger, consolidation, or reorganization, or (b) at least a majority of the members of the Board of Directors of the Surviving Corporation are Unaffiliated Directors who were directors of the Company immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization, or (ii) a complete liquidation or dissolution of the Company.

        2.5 "Change of Control Transaction" shall mean a tender offer, exchange offer, merger, consolidation, reorganization, or other transaction which may lead to a Change of Control.

        2.6  "Code" shall mean the Internal Revenue Code of 1986, as amended.

        2.7 "Committee" shall mean the Compensation Committee appointed by the Board.

        2.8  "Common Stock" shall mean the Common Stock of Univar Corporation.

        2.9 "Company" shall mean Univar Corporation, a Delaware corporation, and its successors by way of merger.

        2.10 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        2.11 "Fair Market Value" shall mean the closing price of the Common Stock on a given day on the principal trading exchange or national automated stock quotation system on which the Common Stock is traded or quoted, or such other price as may be determined by the Subcommittee.

        2.12 "Incentive Stock Option" shall mean any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        2.13 "Non-Qualified Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

        2.14 "Option" shall mean a stock option granted pursuant to the Plan and evidenced by a written agreement which generally incorporates the terms and provisions of the Plan.

        2.15 "Participant" shall mean any employee of the Company, or of any Subsidiary of the Company and designated by the Subcommittee to participate in the Plan.

        2.16  "Plan" shall mean this 1995 Incentive Stock Plan.

        2.17 "Replacement Option" shall mean an Option granted pursuant to the provisions of Section 4.7 of this Plan.

        2.18 "Securities Act" shall mean the Securities Act of 1933, as amended.

        2.19 "Share" shall mean one share of Common Stock, as adjusted in accordance with Section 3.7 of the Plan.

        2.20 "Subcommittee" shall mean a subcommittee of the Committee that is appointed by the Committee that is comprised solely of "outside directors" as that term is defined in Section 162(m) of the Code, and the regulations thereunder, or the Committee itself if it is comprised solely of outside directors.

        2.21 "Subsidiary" shall mean a "subsidiary corporation" of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Provisions Of General Application. The provisions of this Section 3 apply to Non-Qualified Stock Options, Incentive Stock Options, and Awards granted by the Company.

        3.1  Stock Reserved for this Plan. Subject to the provisions of Section
3.7 and 4.8 of the Plan, the maximum aggregate number of shares which may be issued upon the exercise of Options or granted as Awards under the Plan is 2,000,000 shares of Common Stock. Said number of Shares may be increased from time to time in accordance with Section 3.10.1 below. The Shares may be authorized but unissued Common Stock, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full or if an Award is forfeited, in whole or in part, before it vests, the unpurchased or forfeited Shares shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

        3.2  Administration of the Plan.

           3.2.1 Composition of Subcommittee. The Plan shall be administered by the Subcommittee. The Subcommittee shall at all times be comprised of not less than two (2) directors. Each member of the Subcommittee shall be a "disinterested person" (as that term is defined in Rule 16b-3(c)(2) promulgated by the Securities and Exchange Commission pursuant to its authority under the Exchange Act). The Board may increase the size of the Subcommittee and appoint additional members thereof, remove members with or without cause and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Subcommittee and thereafter appoint new members of the Subcommittee.

           3.2.2 Powers of the Subcommittee. Subject to the provisions of the Plan, the Subcommittee shall have the authority, in its discretion: (i) to determine the Fair Market Value of the Common Stock of the Company and the exercise price per share of Options to be granted; (ii) to determine the Participants to whom, and the time or times at which, Options or Awards shall be granted and the number of Shares to be represented by each Option or Award;
(iii) to interpret the Plan; (iv) to prescribe, amend, and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each Option or Award granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option or Award; (vi) to establish the time or times at which the Option or Award Shares may be purchased or become vested; (vii) to establish criteria for accelerating the vesting of Options or Awards; (viii) to establish performance requirements and performance measures that determine acceleration of Option or Award vesting; (ix) to verify such performance; (x) to accelerate or defer (with the consent of the Participant) the exercise or vesting date of any Option or Award; (xi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Award previously granted under the Plan; (xii) to make exceptions to the provisions of the Plan in good faith and for the benefit of the Company; and (xiii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

           3.2.3 Effects of Decisions of the Subcommittee, Committee, and Board. All decisions, determinations, and interpretations of the Subcommittee, the Committee, or the Board shall be final and binding on all Participants and any other holders of any Options or Awards granted under the Plan.

        3.3  Participation.

           3.3.1 Participants. Participation in the Plan is limited to key employees of the Company and of its Subsidiaries who, in the opinion of the Subcommittee, have the opportunity to materially influence the Company's long-range performance and who are designated as Participants by the Subcommittee. In determining who shall participate in the Plan, the Subcommittee shall take into consideration an employee's salary grade, duties, past and potential contributions to the success of the Company, and other factors deemed relevant by the Subcommittee in connection with accomplishing the purpose of this Plan. A Participant who has been granted an Option or an Award, whether under this Plan or otherwise, may, if the Subcommittee shall so determine, be granted additional Options or Awards. New Participants may be added to the Plan at any time at the discretion of the Subcommittee.

           3.3.2 Grants Discretionary; No Right to Continuing Employment. The granting of any Option or Award pursuant to this Plan shall be entirely in the discretion of the Subcommittee and nothing herein contained shall be construed to give any person any right to participate under this Plan or to receive any Option or Award under it. Nothing in the Plan or any Option or Award granted hereunder shall confer upon any Participant any right with respect to continuation of employment with the Company, nor shall it interfere in any way with the Participant's right or the Company's right to terminate the employment relationship at any time, with or without cause.

        3.4 Per-Participant Limit. No Participant shall be entitled to receive grants of Options and Awards aggregating in excess of 200,000 Shares in any one fiscal year of the Company.

        3.5 Option and Award Agreements. Each Option and Award shall be evidenced by a written agreement. Each Option and Award granted under this Plan shall be subject to such amendment or modification from time to time as the Subcommittee shall deem necessary or appropriate to comply with or take advantage of applicable laws or regulations and shall contain such provisions which are consistent with the Plan as the Subcommittee shall from time to time approve.

        3.6  Transferability of Options, Awards, and Rights under the
Plan. Except as otherwise approved by the Subcommittee on a case by case basis or pursuant to a policy applying to all holders of Options or Awards, or to specific classes of Options or Awards, the Options and Awards, and any other rights under the Plan, may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant and, after his or her death, by the representative of the Participant's estate. No person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage, or otherwise encumber, hypothecate, or convey in advance of actual receipt, benefits, if any, payable under this Plan, or any part thereof, or any interest therein which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No portion of the Plan's benefits shall, prior to actual payment, be subject to seizure, attachment, lien or sequestration for the payment of any debts, judgments, alimony, or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency. Any such transfer or attempted transfer in violation of the preceding provisions shall be considered null and void.

        3.7 Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Awards have yet been granted or which have been returned to the Plan upon cancellation, expiration, or forfeiture of an Option or Award, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option or Award.

        In the event of an extraordinary dividend or partial liquidation, the Subcommittee shall make an appropriate adjustment to the Option exercise price so that the difference between the exercise price and the Fair Market Value of the Common Stock after such distribution is equivalent to the difference between the exercise price and the Fair Market Value before such distribution. The Subcommittee shall select a representative period before and after the "ex-dividend date" for such distribution for the purpose of determining the respective Fair Market Value of the Common Stock.

        3.8 Acceleration of Vesting upon Change of Control. Upon a Change of Control of the Company, all unvested Options previously granted under the Plan shall become immediately vested and available for exercise. Such Options may be exercised by the Participant at any time prior to the originally specified expiration date of the Option, unless the Options would otherwise terminate in accordance with the terms of this Plan or the individual Option. Similarly, all unvested Awards shall become immediately vested upon a Change of Control.

        Any Options, vested or unvested, may be exercised on a conditional basis in the event of an announcement of a Change of Control Transaction, provided no provision is made in such Change of Control Transaction for the exercise, exchange, or surrender of Options, or other procedure whereby the Participant may realize in cash the difference between the exercise price and the fair market value of the per Share consideration to be received in the change of Control Transaction for the exercise, exchange, or surrender of Options, or other procedure whereby the Participant may realize in cash the difference between the exercise price and the fair market value of the per Share consideration to be received by holders of the Common Stock of the Company. A conditional exercise shall be made by giving a written notice of exercise to the Corporate Secretary of the Company. If the Change of Control Transaction is canceled or revoked, or otherwise does not occur, or does not actually result in a Change of Control, the conditional exercise of unvested Options shall be rescinded.

        3.9 Compliance with Securities Laws. The Subcommittee shall have the right to:

           3.9.1 Require the holder of an Option or Award to execute, as a condition of the exercise of an Option or receipt of an Award, a letter evidencing the holder's intent to acquire the Shares for investment and not with a view to the distribution thereof;

           3.9.2 Place appropriate legends upon the certificate or certificates for the Shares; and

           3.9.3 Take such other acts as it deems necessary in order to cause the issuance of Optioned or Awarded Shares to comply with applicable provisions of State and Federal Securities Laws.

        3.10.  Amendment and Termination of the Plan.

           3.10.1 Right to Amend and Terminate. The Subcommittee may amend or terminate the Plan from time to time in such respects as the Subcommittee may deem advisable; provided that the following revisions or amendments shall require approval of or ratification by the shareholders of the Company:

               3.10.1.1 Any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Sections 3.7 or 4.8 of the Plan; or

               3.10.1.2 If the Company has a class of equity securities registered under Section 12 of the Exchange Act at the time of such revision or amendment, any change which would require shareholder approval pursuant to Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to its authority under the Exchange Act.

           3.10.2 Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Awards already granted and such Options or Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Subcommittee, which agreement must be in writing and signed by the Participant and the Company.

        3.11 Termination Date of Plan. No grants of Options or Awards may be made under this Plan after February 28, 2005. All Options and Awards then outstanding shall continue in full force and effect thereafter, subject to their terms and the terms of this Plan.

     4. Provisions Applicable To Non-Qualified And Incentive Stock Options. The provisions of this Section 4 apply to Non-Qualified Stock Options and Incentive Stock Options.

        4.1. Term of Options. The term of each Option shall be set by the Subcommittee and may vary from grant to grant and from Participant to Participant. Each Option may also specify the terms and conditions under which the Option may terminate prior to said expiration date, in addition to the events set forth in this Plan.

        4.2. Extension of Exercise Dates. The Subcommittee shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate (provided that, for a Participant who is an "executive officer" of the Company within the meaning of Section 16 of the Exchange Act, each extension shall be for a period of not less than six (6) months and one (1) day and, if such an extension goes beyond the specified expiration date of the Option, the expiration date of the Option will also be extended to the minimum extent necessary to accommodate said six (6) months and one (1) day period).

        4.3 Vesting of Options. The Subcommittee shall have the authority to establish the time or times at which the Optioned Shares may be purchased and whether all of the Options may be exercised at one time or in increments. Such time or times may vary from grant to grant and from Participant to Participant.

        4.4 Accelerated Vesting. In addition to the provisions of Section 3.8 above, the Subcommittee shall have the authority to establish criteria for accelerating the vesting of Options if certain events occur. No acceleration shall allow the holder of an Option to purchase any Shares for which the Options have expired.

        4.5 Terms and Expiration of Options. Each Option granted under this Plan shall be in writing, shall be subject to such amendment or modification from time to time as the Subcommittee shall deem necessary or appropriate to comply with or take advantage of applicable laws or regulations and shall be subject to the following provisions, together with such other provisions as the Subcommittee shall from time to time approve:

           4.5.1 That, subject to the provisions of Section 4.5.2 below, the Option, as to the whole or any part thereof, may be exercised only by the Participant or the Participant's personal representative or permitted transferee;

           4.5.2 That neither the whole nor any part of the Option shall be transferable by the Participant or by operation of law otherwise than by the will of, or by the laws of descent and distribution applicable to, a deceased Participant and that the Option and any and all rights granted to the Participant thereunder and not theretofore effectively and completely exercised shall automatically terminate and expire upon any sale, transfer or hypothecation or any attempted sale, transfer, or hypothecation of such rights or upon the bankruptcy or insolvency of the Participant or his or her estate or permitted transferee;

           4.5.3 That subject to the foregoing provisions, an Option may be exercised at different times for portions of the total number of Option Shares for which the right to purchase shall have vested;

           4.5.4 That all Options shall expire at the earliest of the following:

                    (1) The date specified in the Option;

                    (2) Ninety (90) days after voluntary or involuntary termination of Participant's employment, other than termination as described in Paragraph (3) below, unless a different period is established by the Subcommittee;

                    (3) Upon the discharge of Participant for misconduct, willfully or wantonly harmful to the Company;

                    (4) Twelve (12) months after Participant's death or disability;

                    (5) Such earlier date as the Subcommittee may specify in the event of a Change of Control; or

                    (6) Such other date as the Subcommittee may specify in an individual Option agreement.

           4.5.5 That the terms of the Options shall not be affected by any change in the Participant's duties or position so long as the Participant shall continue to be employed by the Company or a Subsidiary.

        4.6.  Exercises; Payment Mechanics; Withholding.

           4.6.1 Exercise Price. The per Share exercise price under each Option shall be such price as is determined by the Subcommittee and, subject to the provisions of Section 5.2, may be less than, equal to, or greater than the Fair Market Value per Share on the date of grant.

           4.6.2 Procedure for Exercise. The Option may not be exercised for a fraction of a Share.

           The Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with procedures established by the Company and full payment for the Shares and all applicable taxes with respect to which the Option is exercised has been received by or for the account of the Company.

           Payment of the purchase price provided in the Option shall be made in cash, in Shares owned by the Participant, or in any combination of cash and Shares. Shares used to pay the exercise price shall be valued at their Fair Market Value on the exercise date. Payment may also be made by delivery (including by fax) to the Company or its designated agent a properly executed exercise notice together with irrevocable instructions to a broker to sell a sufficient portion of the shares and promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price and any taxes required to be withheld.

           4.6.3 Withholding. Prior to issuance of the Shares upon exercise of an Option, the Participant shall pay any federal, state, and local withholding obligations of the Company, if applicable.

           A Participant may also elect to pay all or part of such withholding tax obligations by having the Company withhold a whole number of Shares having a value at least equal to the amount required to be withheld. The value of the Shares to be withheld shall equal the Fair Market Value of the Shares on the day the Option is exercised.

           If a Participant is an "executive officer" of the Company within the meaning of Section 16 of the Exchange Act, the following provisions shall apply to an election to withhold Shares: (i) if a Participant has received multiple Options, a separate election must be made for each Option;
(ii) the election may be a "standing election", i.e., upon making an election, a fixed date need not be set for the exercise of the Option to which the election relates; (iii) the election will be subject to the approval or disapproval of the Subcommittee, which approval or disapproval may be given at any time after the election to which it relates; (iv) the election may not be made within six months following the date of grant of the Option to which it relates; (v) the election must be made at least six months prior to the day the Option is exercised, or both the election and exercise must be made in the ten-day "window period" beginning on the third day following the release of the Company's quarterly or annual summary statement of sales and earnings; and (vi) an election may be revoked, or may be reinstituted after a revocation, only upon six months' prior notice.

           4.6.4 Accounting Requirements. The Subcommittee may at any time impose restrictions on the use of Shares for payment of the exercise price pursuant to Section 4.6.2 or satisfaction of the withholding tax obligation pursuant to Section 4.6.3 so as to avoid adverse accounting treatment to the Company, including requiring that Shares used must be beneficially owned for a minimum time period. The Subcommittee shall also have the right to require the withholding tax obligation to be satisfied by the withholding of Shares.

           4.6.5 Effect of Exercise. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Options, by the number of Shares as to which the Option is exercised.

        4.7  Replacement Options.

           4.7.1 Authority to Grant Replacement Options. The Subcommittee shall have the authority to grant Replacement Options in accordance with this Plan. Such grants will be at the discretion of the Subcommittee unless the Subcommittee affirmatively determines that such grants will be automatic for all Participants entitled to receive such a Replacement Option.

           4.7.2 Terms of Replacement Options. If a Participant is an employee of the Company, or a Subsidiary at the time of the exercise of an Option (the "Original Option") and pays all or a portion of the exercise price for the Original Option by surrendering currently owned shares of Common Stock in accordance with the provisions of Section 4.6.2 above, then such Participant shall be entitled to receive a "Replacement Option," either at the discretion of the Subcommittee or automatically as determined in accordance with the preceding subsection. The Replacement Option shall have the following terms and shall for all purposes be deemed an Option subject to the provisions of this Plan:

          (a) The Replacement Option shall be for the same number of Shares as were surrendered by the Participant at the time the Original Option was exercised, but shall not apply to any Shares that were surrendered to pay applicable taxes;

          (b) The Replacement Option shall have an exercise price equal to the Fair Market Value of the Common Stock on the date the Original Option was exercised;

          (c) The Replacement Option shall expire on the same date as the Original Option would have expired;

          (d) The Replacement Option will vest in its entirety 12 months after the date it was granted;

          (e) The Shares acquired upon exercise of the Original Option must be held for 12 months after the date of that exercise, or the Replacement Option is canceled;

          (f) The shares that were surrendered to exercise the Original Option must have been held for at least six months at the time of surrender; and

          (g) Each Replacement Option will be a Non-Qualified Stock Option, even if the Original Option was an Incentive Stock Option.

        4.8 Substitutions and Assumptions. The Subcommittee shall have the right to substitute or assume Options in connection with mergers, reorganizations, separations, or other "corporate transactions" as that term is defined in, and said substitutions and assumptions are permitted by, Section 425 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 3.1 may be increased by the corresponding number of Options assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Options before and after the substitution.

        4.9. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the stock transfer books of the Company) of the stock certificate or direct registration on the Company's books evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option, provided that in the event of a Change of Control or the announcement of a Change of Control Transaction, a Participant shall have all the rights set forth in Section 3.8 to conditionally exercise Options and the Company may issue stock certificates or directly register the purchased Shares on its books on a conditional basis to enable the Participant to exercise Options, tender shares, or otherwise realize the benefit of vested Options or Options which become vested pursuant to Section 3.8. The Company shall issue (or cause to be issued) such stock certificate, or directly register the same on its books, promptly upon exercise of the Option.

        4.10 Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     5. Provisions Applicable Solely To Incentive Stock Options. In addition to the provisions of Sections 3 and 4 above, the following paragraphs shall apply to any Options granted under this Plan that are Incentive Stock Options.

        5.1 Conformance with Code. Options granted under this Plan that are "Incentive Stock Options" shall conform to, be governed by, and interpreted in accordance with Section 422 of the Code and any regulations promulgated thereunder as well as any amendments to the Code and Regulations.

        5.2 Option Price. The Option or purchase price of each Share Optioned under the Incentive Stock Option provisions of this Plan shall be determined by the Subcommittee at the time of the action for the granting of the Option but shall not, in any event, be less than the Fair Market Value of the Common Stock on the date of grant.

        5.3 Limitation on Amount of Incentive Stock Options. The aggregate Fair Market Value of the Option Shares (determined on the date of grant) for which any employee may be granted Incentive Stock Options in any one calendar year (under this Plan or any other Plan of the Company that authorizes Incentive Stock Options) shall not exceed $100,000 plus any unused limit carryover to such year. The amount of the "unused limit carryover" shall be determined pursuant to section 422(c)(4) of the Code and any regulations promulgated thereunder, and amendments to the Code and Regulations.

        5.4 Limitation on Grants to Substantial Shareholders. An employee may not, immediately prior to the grant of an Incentive Stock Option hereunder, own stock in the Company representing more than ten percent (10%) of the voting power of all classes of stock of the Company unless the per share Option price specified by the Subcommittee for the Incentive Stock Options granted such an employee is at least one hundred ten percent (110%) of the Fair Market Value of the Company's Common Stock on the date of grant and such Option, by its terms, is not exercisable after the expiration of five (5) years from the date such Option is granted.

        5.5 Compliance with Code. The foregoing requirements applicable to Incentive Stock Options issued under the Plan are intended to cause such Options to qualify under the provisions of the Code applicable to such Options. The Subcommittee shall add such additional limitations or restrictions to any Incentive Stock Option grants as it determines are appropriate to allow such options to qualify under the relevant Code provisions.

     6. Restricted Stock Awards. In addition to the provisions of Section 3 above, the following paragraphs shall apply to Awards.

        6.1 Consideration. The Subcommittee may grant Awards of Shares under this Plan at such time or times as the Subcommittee shall determine, in its sole discretion, that an eligible employee has rendered services of a value to the Company, in excess of all other compensation paid, at least equal to the aggregate par value of such Shares, if any. Alternatively, the Subcommittee may sell Shares, as determined by the Subcommittee in its discretion, to eligible employees at not less than the aggregate par value, if any, of the Shares covered by the Award.

        6.2 Terms and Conditions. Each Award shall be evidenced by an instrument in such form as the Subcommittee shall prescribe from time to time in accordance with this Plan and shall be subject to the following terms and conditions and such other terms and conditions as the Subcommittee, in its discretion, shall establish:

           6.2.1 Shares issued in accordance with an Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Subcommittee shall determine from the date on which the Award is made. The Certificates for such Shares will be held by the Company, together with a stock power which shall be executed in favor of the Company by the employee, until such time as the restrictions shall lapse. The Certificate may include a legend setting forth restrictions on transfer and any legend required by Section 3.9.2.

           6.2.2 Restrictions on each Award shall be determined by the Subcommittee when the Award is made. Unless the Subcommittee shall specify otherwise, the Participant will forfeit his or her rights to the Award if the Participant's employment with the Company or any of its subsidiaries shall terminate for any reason prior to the expiration or satisfaction of the restrictions applicable to such shares. Any attempt to dispose of such Shares in contravention of the foregoing restrictions shall be null and void and without effect.

           6.2.3 Notwithstanding the foregoing subsection 6.2.2, the Subcommittee at its sole discretion may, at any time or from time to time for any part or all of the Award, accelerate the removal of any or all restrictions.

           6.2.4 Each holder shall agree in writing at the time of any Award, and as a condition thereof, that the holder shall not make an election under
Section 83(b)(2) of the Code, to include in the holder's gross income as determined for federal income tax purposes any part of the value of Shares issued or transferred to the holder under the Award. If a holder subsequently makes such an election, all Shares covered by the Award shall be forfeited to the Company.

        6.3 Rights as Shareholders. Upon issuance of any Shares subject to an Award, except as to the restrictions on transferability and subject to the possibility of forfeiture for failure to satisfy the continuous employment obligations, the holder shall have all the rights of a shareholder with respect to such Shares, including the right to vote the Shares. Any dividends or other distributions (except additional shares of Common Stock) paid to or received by the holder with respect to Shares which may thereafter revert to the Company, as provided hereunder, shall nevertheless remain the property of the holder and shall not be subject to forfeiture.

        6.4 Withholding Taxes. The Award shall contain an acknowledgment and agreement by the holder, that the Company shall, to the extent required or permitted by law, deduct from any payments of any kind otherwise due or to become due to the holder, when due, any federal, state or local taxes of any kind required by law to be withheld with respect of the Award. If no such payments are due or will become due to the holder, the holder will pay to the Company, or make arrangements satisfactory to the Subcommittee regarding payment of, any federal, state or local taxes of any kind required by law to be withheld, if any, with respect of the Award. No certificate for Shares shall be issued to any holder until such provision for the withholding or payment of any applicable taxes has been made to the satisfaction of the Subcommittee. In order to pay the applicable taxes, a holder may elect to have the Company withhold a whole number of the Shares upon their vesting, with such Shares valued at the Fair Market Value of the Common Stock on the vesting date.

     7. Miscellaneous Provisions.

        7.1 Participants in Foreign Countries. The Subcommittee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Options and Awards granted to Participants employed in such countries and to meet the objectives of the Plan.

        7.2 Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        7.3 Shareholder Approval. Continuance of the Plan is subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Any Option granted prior to the receipt of shareholder approval shall become null and void if such approval is not received in accordance with the preceding sentence.

        7.4 Unsecured Status of Claim. Participants and their beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interests or claims in any specific property or assets of the Company. No assets of the Company shall be held under any trust for the benefit of Participants, their beneficiaries, heirs, successors, or assigns, or held in any way as collateral security for the fulfillment of the Company's obligations under the Plan. The Company's obligations under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay benefits in the future.

        7.5 Validity. In the event that any provision of the Plan or any related Option or Award is held to be invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan or any related Option or Award.

        7.6 Applicable Law. The Plan and any related Options or Awards shall be governed in accordance with the laws of the state of Washington.

        7.7 Inurement of Rights and Obligations. The rights and obligations under the Plan and any related Options and Awards shall inure to the benefit of and shall be binding on the Company, its successors and assigns, and the Participants and their beneficiaries, heirs, successors, and assigns.

        7.8 Interpretation. It is the intent of the Company that this Plan, and each Option and Award granted hereunder, shall be administered and implemented in such a manner so as to comply with, and take advantage of, the applicable provisions of federal, state, and international securities and tax laws. In the event of alternative interpretations of any of the provisions of this Plan, or of an Option or Award, the interpretation that supports the intent set forth in the preceding sentence shall prevail.

                       DIRECTIONS TO MEYDENBAUER CENTER:

                                     [MAP]

                 From I-405 take the N.E. 4th Street Exit, head west. Turn right on 112th Avenue N.E. (heading north),
                 Turn left on N.E. 6th Street (heading west).

                 Parking garage entrance is on N.E. 6th Street.

                          PROXY -- UNIVAR CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 1995 ANNUAL
                                    MEETING

    The undersigned hereby appoints James H. Wiborg, James W. Bernard and James
L. Fletcher, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Corporation to be held on August 24, 1995 at 10:00 a.m. and at any adjournments thereof.

    Your Board of Directors recommends you vote FOR proposals 1, 2, 3, and 4.

1.  Election of Directors

                Nominees:     Roger L. Kesseler                       Andrew V. Smith
                              Curtis P. Lindley                       Nicolaas J. Westdijk
                FOR all nominees     / /                        WITHHOLD AUTHORITY     / /
                  (except as marked                             to vote for all
                  to the contrary)*                             nominees

* To withhold authority to vote for any individual nominee, write that nominee's name on the line below.

- --------------------------------------------------------------------------------

2. Proposal to change Univar's state of incorporation from Delaware to Washington by a merger with and into a newly formed, wholly owned Washington subsidiary

            FOR  / /            AGAINST  / /            ABSTAIN  / /

                                    Please Do Not Fold (continued on other side)

                                                     (continued from other side)

3. Proposal to approve an increase in the authorized common shares from 40,000,000 to 100,000,000, and an increase in the authorized preferred shares from 750,000 to 5,000,000

            FOR  / /            AGAINST  / /            ABSTAIN  / /

4.  Proposal to approve the 1995 Incentive Stock Plan

            FOR  / /            AGAINST  / /            ABSTAIN  / /

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    This Proxy, when properly executed, will be voted and will be voted in the manner directed herein by the undersigned shareholders. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.

                                                     When shares are held by
                                                     joint tenants, both
                                                     should sign. When signing
                                                     as attorney, executor,
                                                     administrator, trustee or
                                                     guardian, please give
                                                     your full title as such.
                                                     If a corporation, please
                                                     sign in full corporate
                                                     name by President or
                                                     other authorized officer.
                                                     If a partnership, please
                                                     sign in partnership name
                                                     by authorized person.

                                                     Date:              , 1995
                                                           -------------

                                                     --------------------------
                                                            (Signature)

                                                     --------------------------
                                                         (Signature, if held
                                                              jointly)

                  IMPORTANT, PLEASE SIGN AND RETURN PROMPTLY.